Exhibit 4.7

Execution Version

BARCLAYS PLC,

Issuer,

THE BANK OF NEW YORK MELLON, LONDON BRANCH,

as Trustee

and Paying Agent

and

THE BANK OF NEW YORK MELLON SA/NV, LUXEMBOURG BRANCH

as Senior Debt Security Registrar

TWENTY-FIRST SUPPLEMENTAL INDENTURE

Dated as of February 24, 2026

To the Senior Debt Securities Indenture, dated as of January 17, 2018,

Between Barclays PLC

and

The Bank of New York Mellon, London Branch, as Trustee

$1,000,000,000 Principal Amount of 4.219% Fixed-to-Floating Rate Senior Callable Notes due 2030

$1,200,000,000 Principal Amount of 4.521% Fixed-to-Floating Rate Senior Callable Notes due 2032

$1,500,000,000 Principal Amount of 5.207% Fixed-to-Floating Rate Senior Callable Notes due 2037

$300,000,000 Principal Amount of Floating Rate Senior Callable Notes due 2030

TABLE OF CONTENTS

Page

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

ARTICLE II

4.219% FIXED-TO-FLOATING RATE SENIOR CALLABLE NOTES DUE 2030,

4.521% FIXED-TO-FLOATING RATE SENIOR CALLABLE NOTES DUE 2032,

5.207% FIXED-TO-FLOATING RATE SENIOR CALLABLE NOTES DUE 2037

AND

FLOATING RATE SENIOR CALLABLE NOTES DUE 2030

ARTICLE III

AMENDMENTS TO THE BASE INDENTURE

SECTION 3.01	Amendments to the Base Indenture	15

ARTICLE IV

MISCELLANEOUS PROVISIONS

SECTION 4.01	Effectiveness	16

SECTION 4.02	Original Issue	16

SECTION 4.03	Ratification and Integral Part	16

SECTION 4.04	Priority	16

SECTION 4.05	Not Responsible for Recitals or Issuance of Securities	16

-ii-

TWENTY-FIRST SUPPLEMENTAL INDENTURE, dated as of February 24, 2026 (the “Twenty-First Supplemental Indenture”), among BARCLAYS PLC, a public limited company registered in England and Wales (herein called the “Company”), having its registered office at 1 Churchill Place, London E14 5HP, United Kingdom, THE BANK OF NEW YORK MELLON, LONDON BRANCH, a New York banking corporation, as Trustee and Paying Agent (herein called the “Trustee”), having a Corporate Trust Office at 160 Queen Victoria Street, London EC4V 4LA, United Kingdom, and THE BANK OF NEW YORK MELLON SA/NV, LUXEMBOURG BRANCH, as Senior Debt Security Registrar, having an office at 2-4 Rue Eugene Ruppert, Vertigo Building – Polaris, Luxembourg, 2453, Luxembourg, to the SENIOR DEBT SECURITIES INDENTURE, dated as of January 17, 2018, between the Company and the Trustee (as heretofore amended and supplemented, the “Base Indenture” and, together with this Twenty-First Supplemental Indenture, the “Indenture”).

RECITALS OF THE COMPANY

WHEREAS, the Company and the Trustee are parties to the Base Indenture, which provides for the issuance by the Company from time to time of its Senior Debt Securities in one or more series;

WHEREAS, Section 9.01 of the Base Indenture permits supplements thereto without the consent of Holders of Senior Debt Securities to establish the form or terms of Senior Debt Securities of any series as permitted by Sections 2.01 and 3.01 of the Base Indenture and to add to, change or eliminate any of the provisions of the Base Indenture with respect to Senior Debt Securities issued on or after the date hereof;

WHEREAS, as contemplated by Section 3.01 of the Base Indenture, the Company intends to issue four additional series of Senior Debt Securities, to be known as the Company’s “4.219% Fixed-to-Floating Rate Senior Callable Notes due 2030” (the “2030 Notes”), the Company’s “4.521% Fixed-to-Floating Rate Senior Callable Notes due 2032” (the “2032 Notes”), the Company’s “5.207% Fixed-to-Floating Rate Senior Callable Notes due 2037” (the “2037 Notes” and, together with the 2030 Notes and the 2032 Notes, the “Fixed-to-Floating Rate Notes”) and the Company’s Floating Rate Senior Callable Notes due 2030 (the “Floating Rate Notes” and, together with the Fixed-to-Floating Rate Notes, the “Securities”) under the Indenture;

WHEREAS, the Company desires to amend Sections 1.01, 11.10, 11.12 and 11.13 of the Base Indenture to amend or remove certain defined terms and conditions to redemption or repurchase with respect to Senior Debt Securities issued on or after the date hereof; and

WHEREAS, the Company has taken all necessary corporate action to authorize the execution and delivery of this Twenty-First Supplemental Indenture;

NOW, THEREFORE, THIS TWENTY-FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the premises and the other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Trustee and the Senior Debt Security Registrar mutually agree as follows with regard to the Securities:

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01 Definitions. Except as otherwise expressly provided or unless the context otherwise requires, all terms used in this Twenty-First Supplemental Indenture that are defined in the Base Indenture shall have the meanings ascribed to them in the Base Indenture.

The following terms used in this Twenty-First Supplemental Indenture have the following respective meanings with respect to the Securities only:

“2030 Notes” has the meaning set forth in the recitals to this Twenty-First Supplemental Indenture.

“2030 Notes Par Redemption Date” means May 24, 2029.

“2030 Notes Stated Maturity” has the meaning set forth in Section 2.01(g) hereof.

“2032 Notes” has the meaning set forth in the recitals to this Twenty-First Supplemental Indenture.

“2032 Notes Par Redemption Date” means February 24, 2031.

“2032 Notes Stated Maturity” has the meaning set forth in Section 2.01(g) hereof.

“2037 Notes” has the meaning set forth in the recitals to this Twenty-First Supplemental Indenture.

“2037 Notes Par Redemption Date” means February 24, 2036.

“2037 Notes Stated Maturity” has the meaning set forth in Section 2.01(g) hereof.

“Bail-in Legislation” has the meaning set forth in Section 2.07 hereof. “Base Indenture” has the meaning set forth in the first paragraph of this Twenty-First Supplemental Indenture.

“Benchmark” has the meaning set forth in Annex I of this Twenty-First Supplemental Indenture.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company or its designee (in consultation with the Company) as of the Benchmark Replacement Date:

(1) the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor (if any) and (b) the Benchmark Replacement Adjustment;

(2) the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; and

(3) the sum of: (a) the alternate rate of interest that has been selected by the Company or its designee (in consultation with the Company) as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company or the Company’s designee (in consultation with the Company) as of the Benchmark Replacement Date:

(1) the spread adjustment (which may be a positive or negative value or zero) that has been (i) selected or recommended by the Relevant Governmental Body or (ii) determined by the Company or the Company’s designee (in consultation with the Company) in accordance with the method for calculating or determining such spread adjustment that has been selected or recommended by the Relevant Governmental Body, in each case for the applicable Unadjusted Benchmark Replacement;

(2) if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment;

(3) the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company or its designee (in consultation with the Company) giving due consideration to industry-accepted spread adjustments (if any), or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time.

“Benchmark Replacement Conforming Changes” has the meaning set forth in Annex I of this Twenty-First Supplemental Indenture.

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or

(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1) a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;

(2) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“BRRD” has the meaning set forth in Section 2.07 hereof.

“BRRD Party” has the meaning set forth in Section 2.07 hereof.

“Business Day” means any weekday, other than one on which banking institutions are authorized or obligated by law, regulation or executive order to close in London, England or in the City of New York, United States.

“Calculation Agent” means The Bank of New York Mellon or its successor appointed by the Company.

“Company” has the meaning set forth in the first paragraph of this Twenty-First Supplemental Indenture, and includes any successor entity.

“Compounded Daily SOFR” has the meaning set forth in Annex I of this Twenty-First Supplemental Indenture.

“Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustments) as the applicable tenor for the then-current Benchmark.

“designee” means an affiliate or any other agent of the Company.

“Determination Agent” has the meaning set forth in Section 2.04 hereof.

“DTC” means The Depository Trust Company, or any successor clearing system.

“EEA Bail-in Power” has the meaning set forth in Section 2.07 hereof.

“EEA BRRD Liability” has the meaning set forth in Section 2.07 hereof.

“EU Bail-in Legislation Schedule” has the meaning set forth in Section 2.07 hereof.

“Fixed Rate Period Interest Payment Date” has the meaning set forth in Annex I of this Twenty-First Supplemental Indenture.

“Fixed-to-Floating Rate Notes” has the meaning set forth in the recitals to this Twenty-First Supplemental Indenture.

“Fixed-to-Floating Rate Notes Par Redemption Date” has the meaning set forth in Annex I of this Twenty-First Supplemental Indenture.

“Floating Rate Notes” has the meaning set forth in the recitals to this Twenty-First Supplemental Indenture.

“Floating Rate Notes Par Redemption Date” has the meaning set forth in Annex I of this Twenty-First Supplemental Indenture.

“Floating Rate Notes Stated Maturity” has the meaning set forth in Section 2.01(g) hereof.

“Floating Rate Period Interest Payment Date” has the meaning set forth in Annex I of this Twenty-First Supplemental Indenture.

“Group” means the Company (or any successor entity) and its consolidated subsidiaries.

“Indenture” has the meaning set forth in the first paragraph of this Twenty-First Supplemental Indenture.

“Interest Determination Date” means the second USGS Business Day (as defined below) preceding the applicable Floating Rate Period Interest Payment Date.

“Interest Payment Date” means any of the Fixed Rate Period Interest Payment Dates or the Floating Rate Period Interest Payment Dates, as applicable.

“ISDA” means the International Swaps and Derivatives Association, Inc. or any successor thereto.

“ISDA Definitions” means the 2006 ISDA Definitions published by ISDA as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Issue Date” has the meaning set forth in Section 2.01(f) hereof.

“Loss Absorption Disqualification Event” means, in respect of any series of Securities, the whole or any part of the principal amount of the Securities Outstanding of such series at any time being excluded from or ceasing to count towards the Company’s and/or the Group’s own funds and eligible liabilities and/or loss absorbing capacity, in each case for the purposes of, and in accordance with, the relevant Capital Regulations, provided that a Loss Absorption Disqualification Event shall not occur if such whole or part of the principal amount of the Securities Outstanding of such series is excluded from, or ceases to count towards, such own funds and eligible liabilities and/or loss absorbing capacity due to the remaining maturity of the Securities of such series being less than the period prescribed by the relevant Capital Regulations.

“Loss Absorption Regulations Event” means that (i) any Capital Regulations become effective with respect to the Company and/or the Group or (ii) there is an amendment to, or change in, any Capital Regulation, or any change in the official application of any Capital Regulation, which becomes effective with respect to the Company and/or the Group.

“Make-Whole Redemption” has the meaning set forth in Section 2.04 hereof.

“NY Federal Reserve’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org (or any successor website).

“Optional Redemption Comparable Treasury Issue” has the meaning set forth in Section 2.04 hereof.

“Optional Redemption Comparable Treasury Price” has the meaning set forth in Section 2.04 hereof.

“Optional Redemption Reference Treasury Dealer” has the meaning set forth in Section 2.04 hereof.

“Optional Redemption Reference Treasury Dealer Quotations” has the meaning set forth in Section 2.04 hereof.

“Optional Redemption Treasury Rate” has the meaning set forth in Section 2.04 hereof.

“Par Redemption” has the meaning set forth in Section 2.04 hereof.

“Par Redemption Date” means each of the 2030 Notes Par Redemption Date, the 2032 Notes Par Redemption Date, the 2037 Notes Par Redemption Date and the Floating Rate Notes Par Redemption Date for the 2030 Notes, the 2032 Notes, the 2037 Notes and the Floating Rate Notes, respectively.

“Reference Time” means (1) if the Benchmark is Compounded Daily SOFR, for each USGS Business Day, 3:00 p.m. (New York time) on the next succeeding USGS Business Day, and (2) if the Benchmark is not Compounded Daily SOFR, the time determined by the Company or its designee (in consultation with the Company) in accordance with the Benchmark Replacement Conforming Changes.

“Regular Record Date” means the close of business on the Business Day immediately preceding each Interest Payment Date (or, if the Securities of the applicable series are held in definitive form, the close of business on the 15th Business Day preceding each applicable Interest Payment Date).

“Relevant EEA Resolution Authority” has the meaning set forth in Section 2.07 hereof.

“Relevant Governmental Body” means the Federal Reserve and/or the Federal Reserve Bank of New York (“NY Federal Reserve”), or a committee officially endorsed or convened by the Federal Reserve and/or the NY Federal Reserve or any successor thereto.

“Securities” has the meaning set forth in the Recitals to this Twenty-First Supplemental Indenture.

“Stated Maturity” has the meaning set forth in Section 2.01(g) hereof.

“Trustee” has the meaning set forth in the first paragraph of this Twenty-First Supplemental Indenture, and includes any successor entity.

“Twenty-First Supplemental Indenture” has the meaning set forth in the first paragraph of this Twenty-First Supplemental Indenture.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

“USGS Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association or any successor thereto (“SIFMA”) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

SECTION 1.02 Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 1.03 Separability Clause. In case any provision in this Twenty-First Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.04 Benefits of Instrument. Nothing in this Twenty-First Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under the Indenture.

SECTION 1.05 Relation to Base Indenture. This Twenty-First Supplemental Indenture constitutes an integral part of the Indenture. Except for the provisions set out in Article III, all provisions of this Twenty-First Supplemental Indenture are expressly and solely for the benefit of the Holders of the relevant Securities as they apply to such series of Securities and the Trustee and any such provisions shall not be deemed to apply to any other Senior Debt Securities issued under the Base Indenture and shall not be deemed to amend, modify or supplement the Base Indenture for any purpose other than with respect to the

Securities. The provisions set out in Article III apply to Senior Debt Securities authenticated, delivered and issued on or after the date of this Twenty-First Supplemental Indenture.

SECTION 1.06 Construction and Interpretation. Unless the context otherwise requires:

(a) the words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Twenty-First Supplemental Indenture, refer to this Twenty-First Supplemental Indenture as a whole and not to any particular provision of this Twenty-First Supplemental Indenture;

(b) the terms defined in the singular have a comparable meaning when used in the plural, and vice versa;

(c) the terms “U.S. dollars,” “US$” and “$” refer to the lawful currency for the time being of the United States;

(d) references herein to a specific Section, Article or Exhibit refer to Sections or Articles of, or an Exhibit to, this Twenty-First Supplemental Indenture;

(e) wherever the words “include,” “includes” or “including” are used in this Twenty-First Supplemental Indenture, they shall be deemed to be followed by the words “without limitation;”

(f) references to a Person are also to its successors and permitted assigns; and

(g) the use of “or” is not intended to be exclusive unless expressly indicated otherwise.

ARTICLE II

4.219% FIXED-TO-FLOATING RATE SENIOR CALLABLE NOTES DUE 2030,

4.521% FIXED-TO-FLOATING RATE SENIOR CALLABLE NOTES DUE 2032,

5.207% FIXED-TO-FLOATING RATE SENIOR CALLABLE NOTES DUE 2037

AND

FLOATING RATE SENIOR CALLABLE NOTES DUE 2030

SECTION 2.01 Creation of Series; Establishment of Form.

(a) There is hereby established four additional series of Senior Debt Securities under the Base Indenture entitled the “4.219% Fixed-to-Floating Rate Senior Callable Notes due 2030”, the “4.521% Fixed-to-Floating Rate Senior Callable Notes due 2032”, the “5.207% Fixed-to-Floating Rate Senior Callable Notes due 2037”and the “Floating Rate Senior Callable Notes due 2030”.

(b) Each series of the Securities shall be issued initially in the form of one or more registered Global Securities that shall be deposited with DTC on the Issue Date. The Global Securities shall be registered in the name of Cede & Co. and executed and issued in substantially the forms attached hereto as Exhibit A, Exhibit B, Exhibit C and Exhibit D.

(c) The Company shall issue the 2030 Notes in an aggregate principal amount of $1,000,000,000. The Company shall issue the 2032 Notes in an aggregate principal amount of $1,200,000,000. The Company shall issue the 2037 Notes in an aggregate principal amount of $1,500,000,000. The Company shall issue the Floating Rate Notes in an aggregate principal amount of $300,000,000. The Company may from time to time, without the consent of the Holders of the Securities of any series, issue additional securities of any series having the same ranking and same interest rate, Stated Maturity, redemption terms and other terms as the Securities of such series described in this Twenty-First Supplemental Indenture, except for the price to the public and Issue Date. Any such additional securities subsequently issued shall rank equally and ratably with the Securities of such series in all respects, so that such further securities shall be consolidated and form a single series with the applicable series of the Securities.

(d) Any proposed transfer of an interest in Securities held in the form of a Global Security shall be effected through the book-entry system maintained by DTC.

(e) The Securities shall not have a sinking fund.

(f) The Securities shall be issued on February 24, 2026 (the “Issue Date”).

(g) The stated maturity of the principal of the 2030 Notes shall be May 24, 2030 (the “2030 Notes Stated Maturity”), the stated maturity of the principal of the 2032 Notes shall be February 24, 2032 (the “2032 Notes Stated Maturity”), the stated maturity of the principal of the 2037 Notes shall be February 24, 2037 (the “2037 Notes Stated Maturity”) and the stated maturity of the principal of the Floating Rate Notes shall be May 24, 2030 (the “Floating Rate Notes Stated Maturity” and each of the 2030 Notes Stated Maturity, the 2032 Notes Stated Maturity, the 2037 Notes Stated Maturity and the Floating Rate Notes Stated Maturity, a “Stated Maturity”).

(h) The Securities of each series shall be redeemable prior to their Stated Maturity in accordance with Section 2.04 or Section 2.05 hereof.

(i) The Securities shall be issued in minimum denominations of $200,000 in principal amount and integral multiples of $1,000 in excess thereof.

(j) Section 11.09 of the Base Indenture shall apply to each series of the Securities, separately.

(k) Each series of the Securities shall constitute the Company’s direct, unconditional, unsecured and unsubordinated obligations and shall at all times rank pari passu without any preference among themselves. In the event of a winding-up or administration of the Company, the Securities shall rank pari passu with all other outstanding unsecured and unsubordinated obligations of the Company, present and future, except such obligations as are preferred by operation of law.

SECTION 2.02 Interest.

(a) The interest rate on the 2030 Notes, the 2032 Notes, the 2037 Notes and the Floating Rate Notes, respectively, shall be, or shall be determined, as set forth in Annex I hereto.

(b) The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture, be paid to the Person in whose name the relevant Security (or any Predecessor Senior Debt Security) is registered at the close of business on the Regular Record Date for such interest.

(c) By acquiring the Securities, each Holder and Beneficial Owner (i) acknowledges, accepts, consents and agrees to be bound by the Company’s or its designee’s determination of a Benchmark Transition Event, a Benchmark Replacement Date, the Benchmark Replacement, the Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes, including as may occur without any prior notice from the Company and without the need for the Company to obtain any further consent from such Holder or Beneficial Owner, (ii) waives any and all claims, in law and/or in equity, against the Trustee, any paying agent and the Calculation Agent or the Company’s designee for, agree not to initiate a suit against the Trustee, any paying agent and the Calculation Agent or the Company’s designee in respect of, and agree that none of the Trustee, any paying agent or the Calculation Agent or the Company’s designee will be liable for, the determination of or the failure to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes, and any losses suffered in connection therewith and (iii) agrees that none of the Trustee, any paying agent or the Calculation Agent or the Company’s designee will have any obligation to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes (including any adjustments thereto), including in the event of any failure by the Company to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes.

SECTION 2.03 Payment of Principal, Interest and Other Amounts.

(a) Payments of principal of and interest on the Securities shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts and such payments on Securities represented by a Global Security shall be made through one or more Paying Agents appointed under the Base Indenture to DTC or its nominee, as the Holder or Holders of the Global Security. Initially, the Paying Agent for the Securities shall be The Bank of New York Mellon, London Branch, 160 Queen Victoria Street, London EC4V 4LA, United Kingdom and the Place of Payment in respect of the Securities shall be the Corporate Trust Office of the Trustee, which as of the date hereof is hereby designated for purposes of the Securities initially as the office or agency of the Trustee located at said address. Initially, the Senior Debt Security Registrar for the Securities shall be The Bank of New York Mellon SA/NV, Luxembourg Branch, 2-4 Rue Eugene Ruppert, Vertigo Building – Polaris, Luxembourg, 2453, Luxembourg (which location shall also be a Place of Payment for purposes of Section 3.05(a) of the Base Indenture). The Company at any time and from time to time may change the Paying Agent or, subject to Section 9.01 of the Base Indenture, the Place of Payment, and the Senior Debt Security Registrar without prior notice to the Holders of the Securities, and in such an event the Company may act as Paying Agent or Senior Debt Security Registrar, in each case, for any series of the Securities. Payments of principal of and interest on the Securities represented by a Global Security shall be made by wire transfer of immediately available funds; provided, however, that in the case of payments of principal, such Global Security is first surrendered to the Paying

Agent. If a date of redemption or repayment or the relevant Stated Maturity is not a Business Day, the Company may pay interest and principal and/or any amount payable upon redemption or repayment of the relevant Securities on the next succeeding Business Day, but interest on that payment will not accrue during the period from and after the date of redemption or repayment or such Stated Maturity.

SECTION 2.04 Optional Redemption. Subject to the notice period and provisions set forth in Sections 11.02 and 11.04 of the Base Indenture, and to the conditions set forth in Section 11.10 of the Base Indenture, as amended by this Twenty-First Supplemental Indenture, the Company may redeem, at its option (A) any series of the Fixed-to-Floating Rate Notes at any time outstanding, in whole or in part of such series, at any time on or after August 24, 2026 (six months following the Issue Date and, if any additional Fixed-to-Floating Rate Notes of any series are issued after the Issue Date, except, in the case of such series, for the period of six months beginning on the issue date for any such additional Fixed-to-Floating Rate Notes of the applicable series) to (but excluding) the applicable Fixed-to-Floating Rate Notes Par Redemption Date, at an amount equal to the higher of (i) 100% of the principal amount of the Fixed-to-Floating Rate Notes to be redeemed and (ii) as determined by the Determination Agent, the sum of the present values of the principal (discounted from the applicable Fixed-to-Floating Rate Notes Par Redemption Date) and remaining payments of interest to be made on any scheduled Fixed Rate Period Interest Payment Date to the applicable Fixed-to-Floating Rate Notes Par Redemption Date for the Fixed-to-Floating Rate Notes of such series to be redeemed discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Optional Redemption Treasury Rate plus (x) 15 basis points in the case of 2030 Notes, (y) 15 basis points in the case of 2032 Notes and (z) 20 basis points in the case of 2037 Notes, less an amount equal to any accrued but unpaid interest, if any, on the principal amount of the Fixed-to-Floating Rate Notes of such series to be redeemed to (but excluding) the Redemption Date, together with, in either case of (i) or (ii) above, accrued but unpaid interest, if any, on the principal amount of the Fixed-to-Floating Rate Notes to be redeemed to (but excluding) the Redemption Date (the “Make-Whole Redemption”); and/or (B) any series of the Securities then outstanding, in whole but not in part of such series, on the applicable Par Redemption Date, at an amount equal to 100% of their principal amount together with accrued but unpaid interest, if any, on the principal amount of the Securities to be redeemed to (but excluding) the Redemption Date (the “Par Redemption”).

“Optional Redemption Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to: (1) the yield, under the heading which represents the average for the week immediately prior to the calculation date, appearing in the most recently published statistical release designated “H.15,” or any successor publication that is published by the Board of Governors of the Federal Reserve System that establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity, under the caption “Treasury constant maturities,” for the maturity most closely corresponding to the applicable Fixed-to-Floating Rate Notes Par Redemption Date of the Fixed-to-Floating Rate Notes to be redeemed (if no maturity is within three months before or after the applicable Fixed-to-Floating Rate Notes Par Redemption Date of the Fixed-to-Floating Rate Notes to be redeemed, yields for the two published maturities most closely corresponding to the Optional Redemption Comparable Treasury Issue shall be determined and the Optional Redemption Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month); or (2) if such release (or any successor release) is not published during the week immediately prior to the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Optional Redemption Comparable

Treasury Issue, calculated using a price for the Optional Redemption Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Optional Redemption Comparable Treasury Price for such Redemption Date; provided that, if the period from the Redemption Date to the applicable Fixed-to-Floating Rate Notes Par Redemption Date is less than one year, the weekly average yield on actually traded U.S. Treasury securities adjusted to a constant maturity of one year will be used.

The Optional Redemption Treasury Rate shall be calculated by the Determination Agent on the third Business Day preceding such Redemption Date.

In determining the Optional Redemption Treasury Rate, the below terms will have the following meaning:

“Optional Redemption Comparable Treasury Issue” means, with respect to any Redemption Date, the U.S. Treasury security selected by the Determination Agent as having an actual or interpolated maturity comparable with the remaining term to the applicable Fixed-to-Floating Rate Notes Par Redemption Date of the relevant Fixed-to-Floating Rate Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities denominated in U.S. dollars and of comparable maturity to the remaining term to the applicable Fixed-to-Floating Rate Notes Par Redemption Date of the relevant Fixed-to-Floating Rate Notes.

“Optional Redemption Comparable Treasury Price” means, with respect to any Redemption Date, (i) the arithmetic average of the Optional Redemption Reference Treasury Dealer Quotations for such Redemption Date (calculated on the third Business Day preceding such Redemption Date), after excluding the highest and lowest such Optional Redemption Reference Treasury Dealer Quotations, or (ii) if fewer than five such Optional Redemption Reference Treasury Dealer Quotations are received, the arithmetic average of all such quotations, or (iii) if fewer than two such Optional Redemption Reference Treasury Dealer Quotations are received, then such Optional Redemption Reference Treasury Dealer Quotation.

“Determination Agent” means an investment bank or financial institution of international standing selected by the Company and which may be an affiliate of the Company.

“Optional Redemption Reference Treasury Dealer” means, with respect to the Redemption Date, each of up to five banks selected by the Company (following, where practicable, consultation with the Determination Agent, if applicable), or the affiliates of such banks, which are (i) primary U.S. government securities dealers, and their respective successors, or (ii) market makers in pricing corporate bond issues.

“Optional Redemption Reference Treasury Dealer Quotations” means, with respect to each Optional Redemption Reference Treasury Dealer and any Redemption Date, the arithmetic average, as determined by the Determination Agent, of the bid and offered prices (as quoted to the Determination Agent by such Optional Redemption Reference Treasury Dealer) for the applicable Optional Redemption Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) at 11:00 a.m., New York time, on the third Business Day preceding such Redemption Date.

Unless the Company defaults on payment of the Redemption Price, interest will cease to accrue on the Redemption Date on the Securities or portions thereof called for redemption. The Trustee has no responsibility for any calculation or determination in respect of the establishment of the Make-Whole Redemption price and shall be entitled to receive and rely conclusively upon an Officer’s Certificate executed in accordance with the Base Indenture that states the Make-Whole Redemption price.

SECTION 2.05 Loss Absorption Disqualification Event Redemption. If a Loss Absorption Regulations Event occurs on or after the Issue Date that does, or would be likely to (in the opinion of the Company, the PRA or the Relevant U.K. Resolution Authority), result in a Loss Absorption Disqualification Event with respect to any series of the Securities, the Company may, at the Company’s option, at any time, redeem the Securities of such series, in whole of such series but not in part of such series, at a Redemption Price equal to 100% of the principal amount of the Securities being redeemed together with accrued but unpaid interest, if any, on the principal amount of the Securities to be redeemed to (but excluding) the relevant Redemption Date. For the avoidance of doubt, except as otherwise set forth in this Twenty-First Supplemental Indenture, Article 11 of the Base Indenture, as amended by Article III of this Twenty-First Supplemental Indenture, shall apply to any redemption of Securities pursuant to this Section 2.05 in respect of each series of the Securities, separately.

SECTION 2.06 Notice of Redemption.

(a) Before the Company may redeem the Securities of any series pursuant to Section 2.04 or Section 2.05 hereof or pursuant to Section 11.09 of the Base Indenture, the Company shall deliver via DTC or the relevant clearing system(s) (or, if the Securities of such series are definitive Securities, to the Holders at their addresses shown on the register for such Securities) prior notice of not less than fifteen (15) days, nor more than sixty (60) days, to the Holders of such Securities. The Company shall deliver written notice of such redemption of the Securities of such series to the Trustee at least five (5) Business Days prior to the date on which the relevant notice of redemption is sent to Holders (unless a shorter notice period shall be satisfactory to the Trustee). Such notice shall specify the Company’s election to redeem the Securities of such series and the date fixed for such redemption and shall be irrevocable except in the limited circumstances described in paragraphs (b) below.

(b) If the Company has delivered a notice of redemption pursuant to paragraph (a) of this Section 2.06, but prior to the payment of the redemption amount with respect to such redemption the Relevant U.K. Resolution Authority exercises its U.K. Bail-in Power with respect to the Securities of the series to be redeemed, such redemption notice shall be automatically rescinded and shall be of no force and effect, and no payment in respect of the redemption amount shall be due and payable.

(c) If any event specified in paragraph (b) above occurs, the Company shall promptly deliver notice to the Holders of such Securities via DTC or the relevant clearing system(s) (or, if the Securities of such series are definitive Securities, to the Holders at their addresses shown on the shown on the register for the Securities of such series) and to the Trustee directly, specifying the occurrence of the relevant event.

SECTION 2.07 Acknowledgement with respect to Treatment of EEA BRRD Liabilities. Notwithstanding and to the exclusion of any other term of the Indenture, this Twenty-First Supplemental Indenture or any other agreements, arrangements, or understanding between the BRRD Party, on the one hand, and the Company, on the other hand, the Company acknowledges and accepts that an EEA BRRD Liability arising under the Indenture and this Twenty-First Supplemental Indenture may be subject to the exercise of EEA Bail-in Powers by the Relevant EEA Resolution Authority, and acknowledges, accepts, and agrees to be bound by:

(a) the effect of the exercise of EEA Bail-in Powers by the Relevant EEA Resolution Authority in relation to any EEA BRRD Liability that (without limitation) may include and result in any of the following, or some combination thereof:

(i) the reduction of all, or a portion, of the EEA BRRD Liability or outstanding amounts due thereon;

(ii) the conversion of all, or a portion, of the EEA BRRD Liability into shares, other securities or other obligations of the BRRD Party or another person, and the issue to or conferral on the Company of such shares, securities or obligations;

(iii) the cancellation of the EEA BRRD Liability; or

(iv) the amendment or alteration of any interest, if applicable, thereon, the maturity or the dates on which any payments are due including by suspending payment for a temporary period.

(b) the variation of the terms of the Indenture or this Twenty-First Supplemental Indenture, as deemed necessary by the Relevant EEA Resolution Authority, to give effect to the exercise of EEA Bail-in Powers by the Relevant EEA Resolution Authority in respect of the BRRD Party.

For these purposes:

“Bail-in Legislation” means in relation to a member state of the European Economic Area which has implemented, or which at any time implements, the BRRD, the relevant implementing law, regulation, rule or requirement as described in the EU Bail-in Legislation Schedule from time to time.

“BRRD” means EU Directive 2014/59/EU of the European Parliament and of the Council establishing a framework for the recovery and resolution of credit institutions and investment firms of May 15, 2014, as amended or replaced from time to time (including as amended by Directive (EU) 2019/879 of the European Parliament and of the Council of May 20, 2019).

“BRRD Party” means The Bank of New York Mellon SA/NV, Luxembourg Branch, solely and exclusively in its role as Senior Debt Security Registrar under the Indenture and this Twenty-First Supplemental Indenture. For the avoidance of doubt, The Bank of New York Mellon, London Branch, as Trustee and Paying Agent and in any other capacity under the Indenture or this Twenty-First Supplemental Indenture is not a BRRD Party under the Indenture or this Twenty-First Supplemental Indenture.

“EEA Bail-in Power” means any Write-down and Conversion Powers as defined in the EU Bail-in Legislation Schedule, in relation to the relevant Bail-in Legislation.

“EEA BRRD Liability” means a liability of the BRRD Party to the Company under the Indenture or this Twenty-First Supplemental Indenture, if any, in respect of which the EEA Bail-in Power may be exercised.

“EU Bail-in Legislation Schedule” means the document described as such, then in effect, and published by the Loan Market Association (or any successor person) from time to time at http://www.lma.eu.com.

“Relevant EEA Resolution Authority” means the resolution authority with the ability to exercise any EEA Bail-in Powers in relation to the BRRD Party.

SECTION 2.08 Acknowledgement with Respect to Treatment of BRRD Liabilities. Any references to the “Trustee” in Article 12.02 of the Base Indenture shall be deemed to refer to the Trustee and The Bank of New York Mellon SA/NV, Luxembourg Branch.

ARTICLE III

AMENDMENTS TO THE BASE INDENTURE

SECTION 3.01 Amendments to the Base Indenture.

(a) Each of the following definitions in Section 1.01 of the Base Indenture is hereby amended and restated in its entirety as follows:

“Capital Regulations” means, at any time, the laws, regulations, rules, requirements, standards, guidelines and policies relating to capital adequacy and/or minimum requirement for own funds and eligible liabilities and/or loss absorbing capacity for credit institutions of either (i) the PRA and/or (ii) any other national or European authority, in each case then in effect in the United Kingdom (or in such other jurisdiction in which the Company may be organized or domiciled) and applicable to the Group.

“eligible liabilities” has the meaning given to such term in the U.K. Banking Act 2009, as amended.

“own funds” has the meaning given to such term in the Capital Regulations.

(b) Section 1.01 of the Base Indenture is hereby amended by deleting the following definitions: (i) “EU CRD”, (ii) “IP completion day”, (iii) “U.K. CRD”, (iv) “U.K. CRD Regulation”, (v) “own funds instruments” and (vi) “Withdrawal Act”.

(c) Section 11.10 of the Base Indenture is hereby amended and restated in its entirety as follows:

“Section 11.10 Limitations on Redemption. Notwithstanding any other provision in this Senior Debt Securities Indenture and unless otherwise provided as contemplated by Section 3.01 with respect to any series of Senior Debt Securities, in circumstances where the Company may redeem any series of Senior Debt Securities before their Stated Maturity, unless otherwise stated in the Capital Regulations, the prior consent of the Relevant U.K. Resolution Authority shall only be required for a redemption of any series of Senior Debt Securities before their Stated Maturity where such redemption would cause the Company to breach its minimum requirement for own funds and eligible liabilities or start to deplete its applicable capital buffers, or where the Company is already in breach of its minimum requirement for own funds and eligible liabilities or has started to deplete its applicable capital buffers, in each case, as required pursuant to the Capital Regulations.”

(d) Section 11.12 of the Base Indenture is hereby amended and restated in its entirety as follows:

“Section 11.12 Condition to Repurchase. Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Senior Debt Securities, the Company or any member of the Group may purchase or otherwise acquire any Outstanding Senior Debt Securities of any series at any price in the open market or otherwise in accordance with the Capital Regulations, and subject to, unless otherwise stated in the Capital Regulations, the prior consent of the Relevant U.K. Resolution Authority, which shall only be required for the repurchase of any series of Senior Debt Securities where such repurchase would cause the Company to breach its minimum requirement for own funds and eligible liabilities or start to deplete its applicable capital buffers, or where the Company is already in breach of its minimum requirement for own funds and eligible liabilities or has started to deplete its applicable capital buffers, in each case, as required pursuant to the Capital Regulations.”

(e) Section 11.13 of the Base Indenture is hereby deleted.

ARTICLE IV

MISCELLANEOUS PROVISIONS

SECTION 4.01 Effectiveness. This Twenty-First Supplemental Indenture shall become effective upon its execution and delivery.

SECTION 4.02 Original Issue. The Securities may, upon execution of this Twenty-First Supplemental Indenture, be executed by the Company and delivered by the Company to the Trustee for authentication, and the Trustee shall, upon a Company Order, authenticate and deliver such Securities as in such Company Order provided.

SECTION 4.03 Ratification and Integral Part. The Base Indenture as supplemented by this Twenty-First Supplemental Indenture, is in all respects ratified and confirmed, including without limitation all the rights, immunities and indemnities of the Trustee, and this Twenty-First Supplemental Indenture shall be deemed an integral part of the Indenture in the manner and to the extent herein and therein provided.

SECTION 4.04 Priority. This Twenty-First Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided. The provisions of this Twenty-First Supplemental Indenture shall, with respect to the Securities and subject to the terms hereof, supersede the provisions of the Base Indenture to the extent the Base Indenture is inconsistent herewith.

SECTION 4.05 Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the Trustee’s certificate of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any authenticating agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Twenty-First Supplemental Indenture or of the Securities, except that the Trustee represents and warrants that it has duly authorized, executed and delivered this Twenty-First Supplemental Indenture. Neither the Trustee nor any

authenticating agent shall be accountable for the use or application by the Company of the Securities or the proceeds thereof.

SECTION 4.06 Successors and Assigns. All covenants and agreements in the Base Indenture, as supplemented and amended by this Twenty-First Supplemental Indenture, by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 4.07 Counterparts. This Twenty-First Supplemental Indenture may be executed manually, by facsimile or by electronic signature in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 4.08 Governing Law. This Twenty-First Supplemental Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, except for the waiver of set-off provisions set forth in Section 5.01(h) of the Base Indenture, which shall be governed by and construed in accordance with English law.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Twenty-First Supplemental Indenture to be duly executed as of the day and year first above written.

BARCLAYS PLC

By:	/s/ Stuart Frith
Name:Stuart Frith
Title: Managing Director, Capital Markets Execution

THE BANK OF NEW YORK MELLON, LONDON BRANCH, AS TRUSTEE AND PAYING AGENT

By:	/s/ Gregory Dale
Name: Gregory Dale
Title: Authorised Signatory

THE BANK OF NEW YORK MELLON SA/NV, LUXEMBOURG BRANCH, AS SENIOR DEBT SECURITY REGISTRAR

By:	/s/ Gregory Dale
Name: Gregory Dale
Title: Authorised Signatory

[Signature Page to Twenty-First Supplemental Indenture]

ANNEX I

Interest Terms of the Securities

Interest Terms of the 2030 Notes

2030 Notes Fixed Interest Rate:	From (and including) the Issue Date to (but excluding) the 2030 Notes Par Redemption Date (such date falling one year prior to the 2030 Notes Stated Maturity) (the “2030 Notes Fixed Rate Period”), the 2030 Notes will bear interest at a rate of 4.219% per annum (the “2030 Notes Fixed Interest Rate”).

2030 Notes Floating Interest Rate:	From (and including) the 2030 Notes Par Redemption Date to (but excluding) the 2030 Notes Stated Maturity (the “2030 Notes Floating Rate Period”), the 2030 Notes will bear interest at the applicable 2030 Notes Floating Interest Rate (as defined below).

The 2030 Notes Floating Interest Rate for any 2030 Notes Floating Rate Interest Period (as defined below) will be equal to the Benchmark (as defined below), as determined on the applicable Interest Determination Date, plus 0.930% per annum (the “2030 Notes Margin”) (the “2030 Notes Floating Interest Rate”). The 2030 Notes Floating Interest Rate will be calculated quarterly on the applicable Interest Determination Date occurring during the 2030 Notes Floating Rate Period.

2030 Notes Floating Rate Interest Period:	During the 2030 Notes Floating Rate Period, each interest period on the 2030 Notes will begin on (and include) a 2030 Notes Floating Rate Period Interest Payment Date (as defined below) and end on (but exclude) the next succeeding 2030 Notes Floating Rate Period Interest Payment Date (each, a “2030 Notes Floating Rate Interest Period”); provided that the first 2030 Notes Floating Rate Interest Period will begin on (and include) the 2030 Notes Par Redemption Date and will end on (but exclude) August 24, 2029.

2030 Notes Fixed Rate Period Interest Payment Dates:	During the 2030 Notes Fixed Rate Period, interest on the 2030 Notes will accrue at the 2030 Notes Fixed Interest Rate and will be payable semi-annually in arrear on May 24 and November 24 in each year, from (and including) November 24, 2026 (long first interest period) up to (and including) the 2030 Notes Par Redemption Date (each, a “2030 Notes Fixed Rate Period Interest Payment Date”); provided that if any 2030 Notes Fixed Rate Period Interest Payment Date would fall on a day that is not a Business Day, the Company will pay interest on the next succeeding Business Day, but interest on that payment will not accrue during the period from and after the scheduled 2030 Notes Fixed Rate Period Interest Payment Date.

2030 Notes Floating Rate Period Interest Payment Dates:	During the 2030 Notes Floating Rate Period, interest on the 2030 Notes will accrue at the applicable 2030 Notes Floating Interest Rate and will be payable quarterly in arrear on August 24, 2029, November 24, 2029, February 24, 2030 and the 2030 Notes Stated Maturity (each, a “2030 Notes Floating Rate Period Interest Payment Date”); provided that if any scheduled 2030 Notes Floating Rate Period Interest Payment Date, other than the 2030 Notes Stated Maturity, would fall on a day that is not a Business Day, such 2030 Notes Floating Rate Period Interest Payment Date will be postponed to the next succeeding Business Day, except that if that Business Day falls in the next succeeding calendar month, the 2030 Notes Floating Rate Period Interest Payment Date will be the immediately preceding Business Day.

2030 Notes Par Redemption Date:	May 24, 2029 (the “2030 Notes Par Redemption Date”).

Day Count:	30/360, Following, Unadjusted, for the 2030 Notes Fixed Rate Period.

Actual/360, Modified Following, Adjusted, for the 2030 Notes Floating Rate Period.

Interest Terms of the 2032 Notes

2032 Notes Fixed Interest Rate:	From (and including) the Issue Date to (but excluding) the 2032 Notes Par Redemption Date (such date falling one year prior to the 2032 Notes Stated Maturity) (the “2032 Notes Fixed Rate Period”), the 2032 Notes will bear interest at a rate of 4.521% per annum (the “2032 Notes Fixed Interest Rate”).

2032 Notes Floating Interest Rate:	From (and including) the 2032 Notes Par Redemption Date to (but excluding) the 2032 Notes Stated Maturity (the “2032 Notes Floating Rate Period”), the 2032 Notes will bear interest at the applicable 2032 Notes Floating Interest Rate (as defined below).

The 2032 Notes Floating Interest Rate for any 2032 Notes Floating Rate Interest Period (as defined below) will be equal to the Benchmark, as determined on the applicable Interest Determination Date, plus 1.135% per annum (the “2032 Notes Margin”) (the “2032 Notes Floating Interest Rate”). The 2032 Notes Floating Interest Rate will be calculated quarterly on the applicable Interest Determination Date occurring during the 2032 Notes Floating Rate Period.

2032 Notes Floating Rate Interest Period:	During the 2032 Notes Floating Rate Period, each interest period on the 2032 Notes will begin on (and include) a 2032 Notes Floating Rate Period Interest Payment Date (as defined below) and end on (but exclude) the next succeeding 2032

Notes Floating Rate Period Interest Payment Date (each, a “2032 Notes Floating Rate Interest Period”); provided that the first 2032 Notes Floating Rate Interest Period will begin on (and include) the 2032 Notes Par Redemption Date and will end on (but exclude) May 24, 2031.

2032 Notes Fixed Rate Period Interest Payment Dates:	During the 2032 Notes Fixed Rate Period, interest on the 2032 Notes will accrue at the 2032 Notes Fixed Interest Rate and will be payable semi-annually in arrear on February 24 and August 24 in each year, from (and including) August 24, 2026 up to (and including) the 2032 Notes Par Redemption Date (each, a “2032 Notes Fixed Rate Period Interest Payment Date”); provided that if any 2032 Notes Fixed Rate Period Interest Payment Date would fall on a day that is not a Business Day, the Company will pay interest on the next succeeding Business Day, but interest on that payment will not accrue during the period from and after the scheduled 2032 Notes Fixed Rate Period Interest Payment Date.

2032 Notes Floating Rate Period Interest Payment Dates:	During the 2032 Notes Floating Rate Period, interest on the 2032 Notes will accrue at the applicable 2032 Notes Floating Interest Rate and will be payable quarterly in arrear on May 24, 2031, August 24, 2031, November 24, 2031 and the 2032 Notes Stated Maturity (each, a “2032 Notes Floating Rate Period Interest Payment Date”); provided that if any scheduled 2032 Notes Floating Rate Period Interest Payment Date, other than the 2032 Notes Stated Maturity, would fall on a day that is not a Business Day, such 2032 Notes Floating Rate Period Interest Payment Date will be postponed to the next succeeding Business Day, except that if that Business Day falls in the next succeeding calendar month, the 2032 Notes Floating Rate Period Interest Payment Date will be the immediately preceding Business Day.

2032 Notes Par Redemption Date:	February 24, 2031 (the “2032 Notes Par Redemption Date”).

Day Count:	30/360, Following, Unadjusted, for the 2032 Notes Fixed Rate Period.

Actual/360, Modified Following, Adjusted, for the 2032 Notes Floating Rate Period.

Interest Terms of the 2037 Notes

2037 Notes Fixed Interest Rate:	From (and including) the Issue Date to (but excluding) the 2037 Notes Par Redemption Date (such date falling one year prior to the 2037 Notes Stated Maturity) (the “2037 Notes Fixed Rate Period”), the 2037 Notes will bear interest at a rate of 5.207% per annum (the “2037 Notes Fixed Interest Rate”).

2037 Notes Floating Interest Rate:	From (and including) the 2037 Notes Par Redemption Date to (but excluding) the 2037 Notes Stated Maturity (the “2037 Notes Floating Rate Period”), the 2037 Notes will bear interest at the applicable 2037 Notes Floating Interest Rate (as defined below).

The 2037 Notes Floating Interest Rate for any 2037 Notes Floating Rate Interest Period (as defined below) will be equal to the Benchmark, as determined on the applicable Interest Determination Date, plus 1.506% per annum (the “2037 Notes Margin”) (the “2037 Notes Floating Interest Rate”). The 2037 Notes Floating Interest Rate will be calculated quarterly on the applicable Interest Determination Date occurring during the 2037 Notes Floating Rate Period.

2037 Notes Floating Rate Interest Period:	During the 2037 Notes Floating Rate Period, each interest period on the 2037 Notes will begin on (and include) a 2037 Notes Floating Rate Period Interest Payment Date (as defined below) and end on (but exclude) the next succeeding 2037 Notes Floating Rate Period Interest Payment Date (each, a “2037 Notes Floating Rate Interest Period”, and any 2030 Notes Floating Rate Interest Period, 2032 Notes Floating Rate Interest Period and 2037 Notes Floating Rate Interest Period, a “Fixed-to-Floating Rate Notes Floating Rate Interest Period”); provided that the first 2037 Notes Floating Rate Interest Period will begin on (and include) the 2037 Notes Par Redemption Date and will end on (but exclude) May 24, 2036.

2037 Notes Fixed Rate Period Interest Payment Dates:	During the 2037 Notes Fixed Rate Period, interest on the 2037 Notes will accrue at the 2037 Notes Fixed Interest Rate and will be payable semi-annually in arrear on February 24 and August 24 in each year, from (and including) August 24, 2026 up to (and including) the 2037 Notes Par Redemption Date (each, a “2037 Notes Fixed Rate Period Interest Payment Date”, and any 2030 Notes Fixed Rate Period Interest Payment Date, 2032 Notes Fixed Rate Period Interest Payment Date and 2037 Notes Fixed Rate Period Interest Payment Date, a “Fixed Rate Period Interest Payment Date”); provided that if any 2037 Notes Fixed Rate Period Interest Payment Date would fall on a day that is not a Business Day, the Company will pay interest on the next succeeding Business Day, but interest on that payment will not accrue during the period from and after the scheduled 2037 Notes Fixed Rate Period Interest Payment Date.

2037 Notes Floating Rate Period Interest Payment Dates:	During the 2037 Notes Floating Rate Period, interest on the 2037 Notes will accrue at the applicable 2037 Notes Floating Interest Rate and will be payable quarterly in arrear on May 24, 2036, August 24, 2036, November 24, 2036 and the 2037 Notes Stated Maturity (each, a “2037 Notes Floating Rate Period Interest Payment Date”, and any 2030 Notes Floating

Rate Period Interest Payment Date, 2032 Notes Floating Rate Period Interest Payment Date and 2037 Notes Floating Rate Period Interest Payment Date, a “Fixed-to-Floating Rate Notes Floating Rate Period Interest Payment Date”); provided that if any scheduled 2037 Notes Floating Rate Period Interest Payment Date, other than the 2037 Notes Stated Maturity, would fall on a day that is not a Business Day, such 2037 Notes Floating Rate Period Interest Payment Date will be postponed to the next succeeding Business Day, except that if that Business Day falls in the next succeeding calendar month, the 2037 Notes Floating Rate Period Interest Payment Date will be the immediately preceding Business Day.

2037 Notes Par Redemption Date:	February 24, 2036 (the “2037 Notes Par Redemption Date”, and each of the 2030 Notes Par Redemption Date, the 2032 Notes Par Redemption Date and the 2037 Notes Par Redemption Date, a “Fixed-to-Floating Rate Notes Par Redemption Date”).

Day Count:	30/360, Following, Unadjusted, for the 2037 Notes Fixed Rate Period. Actual/360, Modified Following, Adjusted, for the 2037 Notes Floating Rate Period.

Interest Terms of the Floating Rate Notes

Floating Rate Notes Interest Rate:	From (and including) the Issue Date, the Floating Rate Notes will bear interest at the applicable Floating Rate Notes Interest Rate (as defined below).

The Floating Rate Notes Interest Rate will be equal to the Benchmark, as determined on the applicable Interest Determination Date, plus 0.930% per annum (the “Floating Rate Notes Margin”) (the “Floating Rate Notes Interest Rate”). The Floating Rate Notes Interest Rate will be calculated quarterly on the applicable Interest Determination Date.

Floating Rate Notes Interest Rate Periods:	Each interest period on the Floating Rate Notes will begin on (and include) a Floating Rate Notes Interest Payment Date (as defined below) and end on (but exclude) the next succeeding Floating Rate Notes Interest Payment Date (as defined below) (each, a “Floating Rate Notes Interest Period”, and any Floating Rate Notes Interest Period and Fixed-to-Floating Rate Notes Floating Rate Interest Period, a “Floating Rate Interest Period”); provided that the first Floating Rate Notes Interest Period will begin on (and include) the Issue Date and will end on (but exclude) May 24, 2026.

Floating Rate Notes Interest Payment Dates:	Interest on the Floating Rate Notes will accrue at the applicable Floating Rate Notes Interest Rate and will be payable quarterly in arrear on February 24, May 24, August 24 and November 24 each year, (each, a “Floating Rate Notes Interest Payment Date”, and any Floating Rate Notes Interest Payment Date and Fixed- to-Floating Rate Notes Floating Rate Period Interest Payment Date, a “Floating Rate Period Interest Payment Date”) commencing on May 24, 2026 and ending on the Floating Rate Notes Stated Maturity; provided that if any scheduled Floating Rate Notes Interest Payment Date, other than the Floating Rate Notes Stated Maturity, would fall on a day that is not a Business Day, such Floating Rate Notes Interest Payment Date will be postponed to the next succeeding Business Day, except that if that Business Day falls in the next succeeding calendar month, the Floating Rate Notes Interest Payment Date will be the immediately preceding Business Day.

Floating Rate Notes Par Redemption Date:	May 24, 2029 (the “Floating Rate Notes Par Redemption Date”, and each of the Floating Rate Notes Par Redemption Date and any Fixed-to-Floating Rate Notes Par Redemption Date, a “Par Redemption Date”).

Day Count:	Actual/360, Modified Following, Adjusted.

Interest Terms Common to the Securities

The following shall apply to the terms of each series of Securities separately on a series by series basis:

Calculation Agent:	The Bank of New York Mellon or its successor appointed by the Company.

Calculation of the Benchmark:	The “Benchmark” means, initially, Compounded Daily SOFR; provided that if a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Compounded Daily SOFR” means, in relation to a Floating Rate Interest Period, the rate of return of a daily compound interest investment (with SOFR as reference rate for the calculation of interest) during the related Observation Period and will be calculated by the Calculation Agent on the related Interest Determination Date as follows:

Where:

“d” means, in relation to any Observation Period, the number of calendar days in such Observation Period;

“d0” means, in relation to any Observation Period, the number of USGS Business Days in such Observation Period;

“i” means, in relation to any Observation Period, a series of whole numbers from one to d0, each representing the relevant USGS Business Day in chronological order from (and including) the first USGS Business Day in such Observation Period;

“ni” means, in relation to any USGS Business Day “i” in the relevant Observation Period, the number of calendar days from (and including) such USGS Business Day “i” up to (but excluding) the following USGS Business Day;

“Observation Period” means, in respect of each Floating Rate Interest Period, the period from (and including) the date which is two USGS Business Days prior to the first day of such Floating Rate Interest Period to (but excluding) the date which is two USGS Business Days prior to the applicable Interest Payment Date for such Floating Rate Interest Period; provided that the first Observation Period shall commence on (and include) the date which is two USGS Business Days prior to (i) with respect to the Fixed-to-Floating Rate Notes, the relevant Fixed-to-Floating Rate Notes Par Redemption Date and (ii) with respect to the Floating Rate Notes, the Issue Date;

“SOFR” means, in relation to any day, the rate determined by the Calculation Agent in accordance with the following provisions:

(1) the daily Secured Overnight Financing Rate for trades made on such day available at or around the Reference Time on the NY Federal Reserve’s Website;

(2) if the rate specified in (1) above is not available at or around the Reference Time for such day (and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred), the daily Secured Overnight Financing Rate in respect of the last USGS Business Day for which such rate was published on the NY Federal Reserve’s Website;

“SOFRi” means, in relation to any USGS Business Day “i” in the relevant Observation Period, SOFR in respect of such USGS Business Day; and

“USGS Business Day” means any day except for a Saturday, Sunday or a day on which SIFMA recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Notwithstanding clauses (1) and (2) of the definition of “SOFR” above, if the Company or its designee (in consultation with the Company) determine on or prior to the relevant Interest Determination Date that a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR, then the “Benchmark Transition Provisions” set forth below will thereafter apply to all determinations of the rate of interest payable on the 2030 Notes during the 2030 Notes Floating Rate Period, on the 2032 Notes during the 2032 Notes Floating Rate Period, on the 2037 Notes during the 2037 Notes Floating Rate Period and/or on the Floating Rate Notes, as applicable.

In accordance with and subject to the Benchmark Transition Provisions, after a Benchmark Transition Event and related Benchmark Replacement Date have occurred, the amount of interest that will be payable on the 2030 Notes during each 2030 Notes Floating Rate Interest Period will be determined by reference to a rate per annum equal to the Benchmark Replacement plus the 2030 Notes Margin, the amount of interest that will be payable on the 2032 Notes during each 2032 Notes Floating Rate Interest Period will be determined by reference to a rate per annum equal to the Benchmark Replacement plus the 2032 Notes Margin, the amount of interest that will be payable on the 2037 Notes during each 2037 Notes Floating Rate Interest Period will be determined by reference to a rate per annum equal to the Benchmark Replacement plus the 2037 Notes Margin and the amount of interest that will be payable on the Floating Rate Notes will be determined by reference to a rate per annum equal to the Benchmark Replacement plus the Floating Rate Notes Margin.

Benchmark Transition Provisions:	If the Company or its designee (in consultation with the Company) determines that a Benchmark Transition Event and related Benchmark Replacement Date have occurred prior to the applicable Reference Time in respect of any determination of the Benchmark on any date, the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the 2030 Notes during the 2030 Notes Floating Rate Period, the 2032 Notes during the 2032 Notes Floating Rate Period, the 2037 Notes during the 2037 Notes Floating Rate Period and/or the Floating Rate Notes, as applicable, in respect of such determination on such date and all determinations on all subsequent dates; provided that, if the Company or its designee (in consultation with the Company) are unable to or do not determine a Benchmark Replacement in accordance with the provisions below prior to 5:00 p.m. (New

York time) on the relevant Interest Determination Date or if there is a Derecognition Risk (as defined below), the interest rate for the related Floating Rate Interest Period will be equal to the interest rate in effect for the immediately preceding Floating Rate Interest Period, or (i) in the case of the Interest Determination Date prior to the first 2030 Notes Floating Rate Period Interest Payment Date, the 2030 Notes Fixed Interest Rate, (ii) in the case of the Interest Determination Date prior to the first 2032 Notes Floating Rate Period Interest Payment Date, the 2032 Notes Fixed Interest Rate, (iii) in the case of the Interest Determination Date prior to the first 2037 Notes Floating Rate Period Interest Payment Date, the 2037 Notes Fixed Interest Rate and (iv) in the case of the Interest Determination Date prior to the first Floating Rate Notes Interest Payment Date, the initial rate of interest which would have been applicable to the Floating Rate Notes for the first Floating Rate Notes Interest Period had the Floating Rate Notes been outstanding for a period equal in duration to the scheduled first Floating Rate Notes Interest Period but ending on (and excluding) the Issue Date (and applying the Floating Rate Notes Margin), as applicable.

In connection with the implementation of a Benchmark Replacement, the Company or its designee (in consultation with the Company) will have the right to make changes to: (1) any Interest Determination Date, Floating Rate Period Interest Payment Date, Reference Time, business day convention or Floating Rate Interest Period, (2) the manner, timing and frequency of determining the rate and amounts of interest that are payable on the 2030 Notes during the 2030 Notes Floating Rate Period, on the 2032 Notes during the 2032 Notes Floating Rate Period, on the 2037 Notes during the 2037 Notes Floating Rate Period or on the Floating Rate Notes, as the case may be, and the conventions relating to such determination and calculations with respect to interest, (3) rounding conventions, (4) tenors, and (5) any other terms or provisions of the 2030 Notes during the 2030 Notes Floating Rate Period, the 2032 Notes during the 2032 Notes Floating Rate Period, the 2037 Notes during the 2037 Notes Floating Rate Period or the Floating Rate Notes, as the case may be, in each case that the Company or its designee (in consultation with the Company) determine, from time to time, to be appropriate to reflect the determination and implementation of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company or its designee (in consultation with the Company) decide that implementation of any portion of such market practice is not administratively feasible or determine that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company or its designee (in consultation with the Company) determine is appropriate (acting in good faith)) (the “Benchmark Replacement Conforming Changes”). Any Benchmark Replacement Conforming Changes will apply to the Securities for all future Floating Rate Interest Periods.

The Company will promptly give notice of the determination of the Benchmark Replacement, the Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes to the Trustee, any paying agent, the Calculation Agent and Holders; provided that failure to provide such notice will have no impact on the effectiveness of, or otherwise invalidate, any such determination.

Any determination, decision or election relating to the Benchmark not made by the Calculation Agent will be made on the basis described above. The Calculation Agent shall have no liability for not making any such determination, decision or election. In addition, the Company may designate an entity (which may be its affiliate) to make any determination, decision or election that the Company has the right to make in connection with the determination of the Benchmark.

Notwithstanding the foregoing, no Benchmark Replacement will be adopted if and to the extent that the Company determines, in its sole discretion, that such Benchmark Replacement prejudices, or could reasonably be expected to prejudice, after the application of the applicable Benchmark Replacement Adjustment, the Benchmark Replacement Conforming Changes and the further decisions and determinations as set out under this section, the then current eligible liabilities qualification of the Securities, in each case for the purposes of and in accordance with the Capital Regulations (“Derecognition Risk”).

Rounding:	All percentages resulting from any calculation in connection with any interest rate on the 2030 Notes, the 2032 Notes, the 2037 Notes and the Floating Rate Notes shall be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (for example, 9.876545% (or 0.09876545) would be rounded to 9.87655% (or 0.0987655)), and all U.S. dollar amounts would be rounded to the nearest cent, with one-half cent being rounded upward.

The interest rate on the Fixed-to-Floating Rate Notes during any Fixed-to-Floating Rate Notes Floating Rate Interest Period and on the Floating Rate Notes will in no event be higher than the maximum rate permitted by law or lower than 0% per annum.

EXHIBIT A

Form of 2030 Note Global Security

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (OR ANY SUCCESSOR CLEARING SYSTEM) (“DTC”), TO BARCLAYS PLC, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

This Security is one of a duly authorized issue of securities of the Company (as defined below) (herein called the “Securities” and each, a “Security”) issued and to be issued in one or more series under and governed by the Senior Debt Securities Indenture, dated as of January 17, 2018 (as heretofore amended and supplemented, the “Base Indenture”), as amended and supplemented by the Twenty-First Supplemental Indenture, dated as of February 24, 2026 (the “Twenty-First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).

Notwithstanding and to the exclusion of any other term of the Securities or any other agreements, arrangements or understandings between the Company and any Holder or Beneficial Owner of the Securities or the Trustee on behalf of the Holders, by acquiring the Securities, each Holder and Beneficial Owner of the Securities acknowledges, accepts, agrees to be bound by, and consents to, the exercise of any U.K. Bail-in Power by the Relevant U.K. Resolution Authority (as those terms are defined in the Base Indenture) and the provisions set forth in Section 12.01 of the Base Indenture.

In accordance with Article 13 of the Base Indenture, each Holder and Beneficial Owner of the Securities that acquires the Securities in the secondary market shall be deemed to acknowledge, agree to be bound by, and consent to, the same provisions set forth in the Securities and the Indenture to the same extent as the Holders and Beneficial Owners of the Securities that acquire the Securities upon their initial issuance, including, without limitation, with respect to the acknowledgement and agreement to be bound by, and consent to, the terms of the Securities, including in relation to the provisions contained in Section 5.01(h) and Section 12.01 of the Base Indenture.

4.219% Fixed-to-Floating Rate Senior Callable Notes due 2030

No. 00[•]	$[•]

CUSIP NO. 06738E DG7 ISIN NO. US06738EDG70 COMMON CODE NO. 330517913

BARCLAYS PLC, a company duly incorporated and existing under the laws of England and Wales (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of US$[•] ([•]) on May 24, 2030 (the “Maturity Date”), except as otherwise provided herein, and to pay interest thereon, in accordance with the terms hereof. Interest shall accrue on this Security from February 24, 2026 (the “Issue Date”) or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, until the principal hereof is paid or made available for payment. From (and including) the Issue Date to (but excluding) May 24, 2029 (the “Par Redemption Date”) (the “Fixed Rate Period”), the Securities will bear interest at a rate of 4.219% per annum (the “Fixed Interest Rate”). During the Fixed Rate Period, interest will be payable semi-annually in arrear on May 24 and November 24 in each year, commencing on November 24, 2026 (long first interest period) (each, a “Fixed Rate Period Interest Payment Date”). From (and including) the Par Redemption Date to (but excluding) the Maturity Date (the “Floating Rate Period”), interest will accrue on the Securities at a floating rate equal to the Benchmark (as defined below and such term being subject to the provisions of Annex I to the Twenty-First Supplemental Indenture) as determined on the applicable Interest Determination Date, plus 0.930% per annum (the “Margin”). During the Floating Rate Period, interest will be payable quarterly in arrear on August 24, 2029, November 24, 2029, February 24, 2030, and the Maturity Date (each, a “Floating Rate Period Interest Payment Date”, and any Floating Rate Period Interest Payment Date and Fixed Rate Period Interest Payment Date, an “Interest Payment Date”).

The “Benchmark” means, initially, Compounded Daily SOFR; provided that if a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Compounded Daily SOFR” means, in relation to a Floating Rate Interest Period, the rate of return of a daily compound interest investment (with SOFR as reference rate for the calculation of interest) during the related Observation Period and will be calculated by the Calculation Agent on the related Interest Determination Date as follows:

Where:

“d” means, in relation to any Observation Period, the number of calendar days in such Observation Period;

“d0” means, in relation to any Observation Period, the number of USGS Business Days in such Observation Period;

“i” means, in relation to any Observation Period, a series of whole numbers from one to d0, each representing the relevant USGS Business Day in chronological order from (and including) the first USGS Business Day in such Observation Period;

“ni” means, in relation to any USGS Business Day “i” in the relevant Observation Period, the number of calendar days from (and including) such USGS Business Day “i” up to (but excluding) the following USGS Business Day;

“Observation Period” means, in respect of each Floating Rate Interest Period, the period from (and including) the date which is two USGS Business Days prior to the first day of such Floating Rate Interest Period to (but excluding) the date which is two USGS Business Days prior to the applicable Interest Payment Date for such Floating Rate Interest Period; provided that the first Observation Period shall commence on (and include) the date which is two USGS Business Days prior to the relevant Par Redemption Date;

“SOFR” means, in relation to any day, the rate determined by the Calculation Agent in accordance with the following provisions:

(1) the daily Secured Overnight Financing Rate for trades made on such day, available at or around the Reference Time on the NY Federal Reserve’s Website;

(2) if the rate specified in (1) above is not available at or around the Reference Time for such day (and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred), the daily Secured Overnight Financing Rate in respect of the last USGS Business Day for which such rate was published on the NY Federal Reserve’s Website;

“SOFRi” means, in relation to any USGS Business Day “i” in the relevant Observation Period, SOFR in respect of such USGS Business Day; and

“USGS Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association or any successor thereto (“SIFMA”) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Notwithstanding clauses (1) and (2) of the definition of “SOFR” above, if the Company or its designee (in consultation with the Company) determines on or prior to the relevant Interest Determination Date that a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR, then the “Benchmark Transition Provisions” set forth in Annex I to the Twenty-First Supplemental Indenture will thereafter apply to all determinations of the rate of interest payable on the Securities during the Floating Rate Period.

In accordance with and subject to the Benchmark Transition Provisions, after a Benchmark Transition Event and related Benchmark Replacement Date have occurred, the amount of interest that will be payable on the Securities during each Floating Rate Interest Period will be determined by reference to a rate per annum equal to the Benchmark Replacement plus the Margin, provided that, if the Company or its designee (in consultation with the Company) are unable to or do not timely determine a Benchmark Replacement in accordance with the Benchmark Transition Provisions or if there is a Derecognition Risk, the interest rate for the related Floating Rate Interest Period will be equal to the interest rate in effect for the immediately preceding Floating Rate Interest Period, or in the case of the Interest Determination Date prior to the first Floating Rate Period Interest Payment Date, the Fixed Interest Rate.

By its acquisition of the Securities, each Holder and Beneficial Owner (i) will acknowledge, accept, consent and agree to be bound by the Company’s or its designee’s determination of a Benchmark Transition Event, a Benchmark Replacement Date, the Benchmark Replacement, the Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes, including as may occur without any prior notice from the Company and without the need for the Company to obtain any further consent from such Holder and Beneficial Owner, (ii) will waive any and all claims, in law and/or in equity, against the Trustee, any paying agent and the Calculation Agent or the Company’s designee for, agree not to initiate a suit against the Trustee, any paying agent and the Calculation Agent or the Company’s designee in respect of, and agree that none of the Trustee, any paying agent or the Calculation Agent or the Company’s designee will be liable for, the determination of or the failure to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes, and any losses suffered in connection therewith and (iii) will agree that none of the Trustee, any paying agent or the Calculation Agent or the Company’s designee will have any obligation to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes (including any adjustments thereto), including in the event of any failure by the Company to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes.

Subject to the limitations specified on the reverse of this Security, interest on the Securities shall be computed and payable in arrear on the basis of a 360-day year of twelve 30-day months during the Fixed Rate Period and on the basis of the actual number of days in each Floating Rate Interest Period and a 360-day year during the Floating Rate Period.

The Calculation Agent, initially The Bank of New York Mellon (the “Calculation Agent”), will determine the Benchmark in any circumstance where the Calculation Agent is so required under the terms of the Securities and the Indenture, in accordance with the provisions set forth in Annex I to the Twenty-First Supplemental Indenture.

All calculations made by the Calculation Agent for the purposes of calculating the interest rate on the Securities shall be conclusive and binding on the Holders of the Securities, the Company and the Trustee, absent manifest error. None of the Company, the Calculation Agent, the Trustee or any paying agent shall be responsible for determining whether manifest error has occurred or any liability therefor.

If any scheduled Fixed Rate Period Interest Payment Date would fall on a day that is not a Business Day (as defined below), the Company will pay interest on the next succeeding Business Day, but interest on that payment will not accrue during the period from and after the scheduled Fixed Rate Period Interest Payment Date.

If any scheduled Floating Rate Period Interest Payment Date, other than the applicable Maturity Date, would fall on a day that is not a Business Day, such Floating Rate Period Interest Payment Date will be postponed to the next succeeding Business Day, except that if that Business Day falls in the next succeeding calendar month, the Floating Rate Period Interest Payment Date will be the immediately preceding Business Day.

If the Maturity Date or a date of redemption or repayment is not a Business Day, the payment of interest and principal and/or any amount payable upon redemption or repayment of the Securities will be made on the next succeeding Business Day, but interest on that payment will not accrue during the period from and after such Maturity Date or date of redemption or repayment. If the Securities are redeemed, unless the Company defaults on payment of the Redemption Price, interest will cease to accrue on the Redemption Date on the Securities called for redemption. A “Business Day” means any weekday, other than one on which banking institutions are authorized or obligated by law, regulation or executive order to close in London, England or in the City of New York, United States.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture, be paid to the Person in whose name the relevant Security (or any Predecessor Senior Debt Security) is registered at the close of business on the Regular Record Date for such interest.

No repayment of the principal amount of the Securities or payment of interest on the Securities shall become due and payable after the exercise of any U.K. Bail-in Power by the Relevant U.K. Resolution Authority, unless such repayment or payment would be permitted to be made by the Company under the laws and regulations of the United Kingdom and the European Union applicable to the Company.

Upon the exercise of the U.K. Bail-in Power by the Relevant U.K. Resolution Authority with respect to the Securities, the Company shall provide a written notice to DTC as soon as practicable regarding such exercise of the U.K. Bail-in Power for purposes of notifying holders of such occurrence. The Company shall also deliver a copy of such notice to the Trustee for information purposes. Any delay or failure by the Company in delivering any notice referred to in this paragraph shall not affect the validity and enforceability of the U.K. Bail-in Power.

Payments of principal of and interest, if any, on the Securities shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts and such payments shall be made through one or more Paying Agents appointed under the Indenture to the Holder or Holders of this Security. Initially, the Paying Agent for the Securities shall be The Bank of New York Mellon, London Branch, 160 Queen Victoria Street, London EC4V 4LA, United Kingdom and the Place of Payment in respect of the Securities shall be the Corporate Trust Office of the Trustee, which as of the date hereof is hereby designated for purposes of the Securities initially as the office or agency of the Trustee located at said address. Initially, the Senior Debt Security Registrar for the Securities shall be The Bank of New York Mellon SA/NV, Luxembourg Branch, 2-4 Rue Eugene Ruppert, Vertigo Building – Polaris, Luxembourg, 2453, Luxembourg (which location shall also be a Place of Payment for purposes of Section 3.05(a) of the Base Indenture). The Company at any time and from time to time may change the Paying Agent or, subject to Section 9.01 of the Base Indenture, the Place of Payment, and the Senior Debt Security Registrar without prior notice to the Holders of the Securities, and in such an event the Company may act as Paying Agent or Security Registrar. Payments of principal of and interest on the

Securities shall be made by wire transfer of immediately available funds; provided, however, that in the case of payments of principal, this Security is first surrendered to the Paying Agent.

This Security shall be governed by and construed in accordance with the laws of the State of New York, except for the waiver of set-off provisions referenced herein and set forth in Section 5.01(h) of the Base Indenture, which shall be governed by and construed in accordance with English law.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture, as defined herein.

THIS SECURITY IS NOT A DEPOSIT LIABILITY OF BARCLAYS PLC AND IS NOT COVERED BY THE U.K. FINANCIAL SERVICES COMPENSATION SCHEME OR INSURED BY THE UNITED STATES FEDERAL DEPOSIT INSURANCE CORPORATION, THE CANADA DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OF THE UNITED STATES, THE UNITED KINGDOM, CANADA OR ANY OTHER JURISDICTION.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual, facsimile or electronic signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Date:	BARCLAYS PLC

By:
Name:
Title:

By:
Name:
Title:

Trustee’s Certificate of Authentication

This is one of the Securities of the series designated herein referred to in the Indenture.

Date:	THE BANK OF NEW YORK MELLON, as Trustee

By:

[Signature Page to 2030 Notes Global Security No. [•]]

(Reverse of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities” and each, a “Security”) issued and to be issued in one or more series under and governed by the Senior Debt Securities Indenture, dated as of January 17, 2018 (as heretofore amended and supplemented, the “Base Indenture”), between the Company and The Bank of New York Mellon, London Branch, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture (as defined below)) as amended and supplemented by the Twenty-First Supplemental Indenture, dated as of February 24, 2026 (the “Twenty-First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), and reference is hereby made to the Indenture, the terms of which are incorporated herein by reference, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Insofar as the provisions of the Indenture may conflict with the provisions set forth in this Security, the Indenture shall control for purposes of this Security. All terms used in this Security that are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

This Security is one of the series designated on the face hereof, limited to an aggregate principal amount of $1,000,000,000, which amount may be increased at the option of the Company if in the future it determines that it may wish to sell additional Securities of this series. References herein to “this series” mean the series designated on the face hereof.

The provisions set forth in Section 10.04 of the Base Indenture are applicable to this Security. In addition, the Company agrees, to the extent the Company has actual knowledge of such information, to provide the Paying Agent with sufficient information about any modification to the terms of the Securities for the purposes of determining whether FATCA Withholding Tax applies to any payment of principal or interest on the Securities.

The Company may redeem the Securities pursuant to Section 2.04 of the Twenty-First Supplemental Indenture. The Company may also redeem the Securities pursuant to Section 11.09 of the Base Indenture and/or Section 2.05 of the Twenty-First Supplemental Indenture. Any redemption of Securities by the Company is subject to the notice period and provisions set forth in Sections 11.02 and 11.04 of the Base Indenture and in Section 2.06 of the Twenty-First Supplemental Indenture, and to the conditions set forth in Section 11.10 of the Base Indenture, as amended by the Twenty-First Supplemental Indenture.

The Company may repurchase the Securities pursuant to Section 11.12 of the Base Indenture, as amended by the Twenty-First Supplemental Indenture.

All authority conferred or agreed to be conferred by each Holder and Beneficial Owner pursuant to this Security, including the consents given by such Holder and Beneficial Owner, shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of such Holder and Beneficial Owner.

The Securities shall constitute the Company’s direct, unconditional, unsecured and unsubordinated obligations and shall rank as set forth in Section 2.01(k) of the Twenty-First Supplemental Indenture.

The Securities are subject to the waiver of set-off provisions set forth in Section 5.01(h) of the Base Indenture.

This Security is subject to the provisions regarding the U.K. Bail-in Power Acknowledgement set forth in Section 12.01 of the Base Indenture.

The Securities are subject to provisions set forth in Article 5 of the Base Indenture.

If a Winding-Up Event occurs, the outstanding principal amount of this Security, together with any accrued but unpaid interest thereon, shall become immediately due and payable, without the need of any further action on the part of the Trustee, the Holders or any other Person.

If a Non-Payment Event occurs, the Trustee may at its discretion, and without further notice to the Company, institute proceedings in England (or such other jurisdiction in which the Company may be organized) (but not elsewhere) for the winding-up of the Company and/or prove in a winding-up of the Company and/or claim in a liquidation or administration of the Company.

Subject to applicable law, no Holder of Securities may exercise, claim or plead any right of set-off, compensation, counterclaim, retention or netting in respect of any amount owed to it by the Company arising under, or in connection with, the Securities and each Holder of Securities shall, by virtue of its holding of any Securities (or any beneficial interest therein), be deemed, to the fullest extent permitted under applicable law, to have waived all such rights of set-off, compensation, counterclaim, retention and netting. Notwithstanding the foregoing, if any amounts due and payable to any Holder of this Security by the Company in respect of, or arising under, this Security are discharged by set-off, compensation, counterclaim, retention or netting, such Holder shall, subject to applicable law, immediately pay an amount equal to the amount of such discharge to the Company (or, in the event of its winding-up or administration, the liquidator or administrator of the Company, as the case may be) and, until such time as payment is made, shall hold an amount equal to such amount in trust for the Company (or the liquidator or administrator of the Company, as the case may be) and, accordingly, any such discharge shall be deemed not to have taken place. By its acquisition of the Securities, each Holder and Beneficial Owner agrees to be bound by these provisions relating to waiver of set-off, compensation, counterclaim, retention and netting.

The Indenture permits the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities to be affected under the Indenture as contemplated by Article 9 of the Base Indenture. To the extent required by the U.S. Trust Indenture Act of 1939, as amended, but otherwise notwithstanding any other provision in this Security, the Holder of this Security shall have the right to receive (subject to Section 3.07 of the Base Indenture) payment of any principal of, and interest on, this Security when due (or, in the case of redemption, on or after the Redemption Date), and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder or holder.

This Security, and any other Securities of this series and of like tenor, are issuable only in registered form without coupons in initial denominations of $200,000 and increments of $1,000 thereafter. The denominations cannot be changed without the consent of the Trustee. The provisions on registration, transfer and exchange of the Securities set forth in Section 3.05 of the Base Indenture are applicable to the Securities.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York, except for the waiver of set-off provisions referenced herein and set forth in Section 5.01(h) of the Base Indenture, which shall be governed by and construed in accordance with English law.

EXHIBIT B

Form of 2032 Note Global Security

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (OR ANY SUCCESSOR CLEARING SYSTEM) (“DTC”), TO BARCLAYS PLC, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

This Security is one of a duly authorized issue of securities of the Company (as defined below) (herein called the “Securities” and each, a “Security”) issued and to be issued in one or more series under and governed by the Senior Debt Securities Indenture, dated as of January 17, 2018 (as heretofore amended and supplemented, the “Base Indenture”), as amended and supplemented by the Twenty-First Supplemental Indenture, dated as of February 24, 2026 (the “Twenty-First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).

Notwithstanding and to the exclusion of any other term of the Securities or any other agreements, arrangements or understandings between the Company and any Holder or Beneficial Owner of the Securities or the Trustee on behalf of the Holders, by acquiring the Securities, each Holder and Beneficial Owner of the Securities acknowledges, accepts, agrees to be bound by, and consents to, the exercise of any U.K. Bail-in Power by the Relevant U.K. Resolution Authority (as those terms are defined in the Base Indenture) and the provisions set forth in Section 12.01 of the Base Indenture.

In accordance with Article 13 of the Base Indenture, each Holder and Beneficial Owner of the Securities that acquires the Securities in the secondary market shall be deemed to acknowledge, agree to be bound by, and consent to, the same provisions set forth in the Securities and the Indenture to the same extent as the Holders and Beneficial Owners of the Securities that acquire the Securities upon their initial issuance, including, without limitation, with respect to the acknowledgement and agreement to be bound by, and consent to, the terms of the Securities, including in relation to the provisions contained in Section 5.01(h) and Section 12.01 of the Base Indenture.

4.521% Fixed-to-Floating Rate Senior Callable Notes due 2032

No. 00[•]	$[•]

CUSIP NO. 06738E DJ1 ISIN NO. US06738EDJ10 COMMON CODE NO. 330518073

BARCLAYS PLC, a company duly incorporated and existing under the laws of England and Wales (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of US$[•] ([•]) on February 24, 2032 (the “Maturity Date”), except as otherwise provided herein, and to pay interest thereon, in accordance with the terms hereof. Interest shall accrue on this Security from February 24, 2026 (the “Issue Date”) or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, until the principal hereof is paid or made available for payment. From (and including) the Issue Date to (but excluding) February 24, 2031 (the “Par Redemption Date”) (the “Fixed Rate Period”), the Securities will bear interest at a rate of 4.521% per annum (the “Fixed Interest Rate”). During the Fixed Rate Period, interest will be payable semi-annually in arrear on February 24 and August 24 in each year, commencing on August 24, 2026 (each, a “Fixed Rate Period Interest Payment Date”). From (and including) the Par Redemption Date to (but excluding) the Maturity Date (the “Floating Rate Period”), interest will accrue on the Securities at a floating rate equal to the Benchmark (as defined below and such term being subject to the provisions of Annex I to the Twenty-First Supplemental Indenture) as determined on the applicable Interest Determination Date, plus 1.135% per annum (the “Margin”). During the Floating Rate Period, interest will be payable quarterly in arrear on May 24, 2031, August 24, 2031, November 24, 2031, and the Maturity Date (each, a “Floating Rate Period Interest Payment Date”, and any Floating Rate Period Interest Payment Date and Fixed Rate Period Interest Payment Date, an “Interest Payment Date”).

The “Benchmark” means, initially, Compounded Daily SOFR; provided that if a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Compounded Daily SOFR” means, in relation to a Floating Rate Interest Period, the rate of return of a daily compound interest investment (with SOFR as reference rate for the calculation of interest) during the related Observation Period and will be calculated by the Calculation Agent on the related Interest Determination Date as follows:

Where:

“d” means, in relation to any Observation Period, the number of calendar days in such Observation Period;

“d0” means, in relation to any Observation Period, the number of USGS Business Days in such Observation Period;

“i” means, in relation to any Observation Period, a series of whole numbers from one to d0, each representing the relevant USGS Business Day in chronological order from (and including) the first USGS Business Day in such Observation Period;

“ni” means, in relation to any USGS Business Day “i” in the relevant Observation Period, the number of calendar days from (and including) such USGS Business Day “i” up to (but excluding) the following USGS Business Day;

“Observation Period” means, in respect of each Floating Rate Interest Period, the period from (and including) the date which is two USGS Business Days prior to the first day of such Floating Rate Interest Period to (but excluding) the date which is two USGS Business Days prior to the applicable Interest Payment Date for such Floating Rate Interest Period; provided that the first Observation Period shall commence on (and include) the date which is two USGS Business Days prior to the relevant Par Redemption Date;

“SOFR” means, in relation to any day, the rate determined by the Calculation Agent in accordance with the following provisions:

(1) the daily Secured Overnight Financing Rate for trades made on such day, available at or around the Reference Time on the NY Federal Reserve’s Website;

(2) if the rate specified in (1) above is not available at or around the Reference Time for such day (and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred), the daily Secured Overnight Financing Rate in respect of the last USGS Business Day for which such rate was published on the NY Federal Reserve’s Website;

“SOFRi” means, in relation to any USGS Business Day “i” in the relevant Observation Period, SOFR in respect of such USGS Business Day; and

“USGS Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association or any successor thereto (“SIFMA”) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Notwithstanding clauses (1) and (2) of the definition of “SOFR” above, if the Company or its designee (in consultation with the Company) determines on or prior to the relevant Interest Determination Date that a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR, then the “Benchmark Transition Provisions” set forth in Annex I to the Twenty-First Supplemental Indenture will thereafter apply to all determinations of the rate of interest payable on the Securities during the Floating Rate Period.

In accordance with and subject to the Benchmark Transition Provisions, after a Benchmark Transition Event and related Benchmark Replacement Date have occurred, the amount of interest that will be payable on the Securities during each Floating Rate Interest Period will be determined by reference to a rate per annum equal to the Benchmark Replacement plus the Margin, provided that, if the Company or its designee (in consultation with the Company) are unable to or do not timely determine a Benchmark Replacement in accordance with the Benchmark Transition Provisions or if there is a Derecognition Risk, the interest rate for the related Floating Rate Interest Period will be equal to the interest rate in effect for the immediately preceding Floating Rate Interest Period, or in the case of the Interest

Determination Date prior to the first Floating Rate Period Interest Payment Date, the Fixed Interest Rate.

By its acquisition of the Securities, each Holder and Beneficial Owner (i) will acknowledge, accept, consent and agree to be bound by the Company’s or its designee’s determination of a Benchmark Transition Event, a Benchmark Replacement Date, the Benchmark Replacement, the Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes, including as may occur without any prior notice from the Company and without the need for the Company to obtain any further consent from such Holder and Beneficial Owner, (ii) will waive any and all claims, in law and/or in equity, against the Trustee, any paying agent and the Calculation Agent or the Company’s designee for, agree not to initiate a suit against the Trustee, any paying agent and the Calculation Agent or the Company’s designee in respect of, and agree that none of the Trustee, any paying agent or the Calculation Agent or the Company’s designee will be liable for, the determination of or the failure to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes, and any losses suffered in connection therewith and (iii) will agree that none of the Trustee, any paying agent or the Calculation Agent or the Company’s designee will have any obligation to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes (including any adjustments thereto), including in the event of any failure by the Company to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes.

Subject to the limitations specified on the reverse of this Security, interest on the Securities shall be computed and payable in arrear on the basis of a 360-day year of twelve 30-day months during the Fixed Rate Period and on the basis of the actual number of days in each Floating Rate Interest Period and a 360-day year during the Floating Rate Period.

The Calculation Agent, initially The Bank of New York Mellon (the “Calculation Agent”), will determine the Benchmark in any circumstance where the Calculation Agent is so required under the terms of the Securities and the Indenture, in accordance with the provisions set forth in Annex I to the Twenty-First Supplemental Indenture.

All calculations made by the Calculation Agent for the purposes of calculating the interest rate on the Securities shall be conclusive and binding on the Holders of the Securities, the Company and the Trustee, absent manifest error. None of the Company, the Calculation Agent, the Trustee or any paying agent shall be responsible for determining whether manifest error has occurred or any liability therefor.

If any scheduled Fixed Rate Period Interest Payment Date would fall on a day that is not a Business Day (as defined below), the Company will pay interest on the next succeeding Business Day, but interest on that payment will not accrue during the period from and after the scheduled Fixed Rate Period Interest Payment Date.

If any scheduled Floating Rate Period Interest Payment Date, other than the applicable Maturity Date, would fall on a day that is not a Business Day, such Floating Rate Period Interest Payment Date will be postponed to the next succeeding Business Day, except that if that Business Day falls in the next succeeding calendar month, the Floating Rate Period Interest Payment Date will be the immediately preceding Business Day.

If the Maturity Date or a date of redemption or repayment is not a Business Day, the payment of interest and principal and/or any amount payable upon redemption or repayment of the Securities will be made on the next succeeding Business Day, but interest on that payment will not accrue during the period from and after such Maturity Date or date of redemption or repayment. If the Securities are redeemed, unless the Company defaults on payment of the Redemption Price, interest will cease to accrue on the Redemption Date on the Securities called for redemption. A “Business Day” means any weekday, other than one on which banking institutions are authorized or obligated by law, regulation or executive order to close in London, England or in the City of New York, United States.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture, be paid to the Person in whose name the relevant Security (or any Predecessor Senior Debt Security) is registered at the close of business on the Regular Record Date for such interest.

No repayment of the principal amount of the Securities or payment of interest on the Securities shall become due and payable after the exercise of any U.K. Bail-in Power by the Relevant U.K. Resolution Authority, unless such repayment or payment would be permitted to be made by the Company under the laws and regulations of the United Kingdom and the European Union applicable to the Company.

Upon the exercise of the U.K. Bail-in Power by the Relevant U.K. Resolution Authority with respect to the Securities, the Company shall provide a written notice to DTC as soon as practicable regarding such exercise of the U.K. Bail-in Power for purposes of notifying holders of such occurrence. The Company shall also deliver a copy of such notice to the Trustee for information purposes. Any delay or failure by the Company in delivering any notice referred to in this paragraph shall not affect the validity and enforceability of the U.K. Bail-in Power.

Payments of principal of and interest, if any, on the Securities shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts and such payments shall be made through one or more Paying Agents appointed under the Indenture to the Holder or Holders of this Security. Initially, the Paying Agent for the Securities shall be The Bank of New York Mellon, London Branch, 160 Queen Victoria Street, London EC4V 4LA, United Kingdom and the Place of Payment in respect of the Securities shall be the Corporate Trust Office of the Trustee, which as of the date hereof is hereby designated for purposes of the Securities initially as the office or agency of the Trustee located at said address. Initially, the Senior Debt Security Registrar for the Securities shall be The Bank of New York Mellon SA/NV, Luxembourg Branch, 2-4 Rue Eugene Ruppert, Vertigo Building – Polaris, Luxembourg, 2453, Luxembourg (which location shall also be a Place of Payment for purposes of Section 3.05(a) of the Base Indenture). The Company at any time and from time to time may change the Paying Agent or, subject to Section 9.01 of the Base Indenture, the Place of Payment, and the Senior Debt Security Registrar without prior notice to the Holders of the Securities, and in such an event the Company may act as Paying Agent or Security Registrar. Payments of principal of and interest on the Securities shall be made by wire transfer of immediately available funds; provided, however, that in the case of payments of principal, this Security is first surrendered to the Paying Agent.

This Security shall be governed by and construed in accordance with the laws of the State of New York, except for the waiver of set-off provisions referenced herein and set forth in Section 5.01(h) of the Base Indenture, which shall be governed by and construed in accordance with English law.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture, as defined herein.

THIS SECURITY IS NOT A DEPOSIT LIABILITY OF BARCLAYS PLC AND IS NOT COVERED BY THE U.K. FINANCIAL SERVICES COMPENSATION SCHEME OR INSURED BY THE UNITED STATES FEDERAL DEPOSIT INSURANCE CORPORATION, THE CANADA DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OF THE UNITED STATES, THE UNITED KINGDOM, CANADA OR ANY OTHER JURISDICTION.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual, facsimile or electronic signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Date:	BARCLAYS PLC

By:
Name:
Title:

By:
Name:
Title:

Trustee’s Certificate of Authentication

This is one of the Securities of the series designated herein referred to in the Indenture.

Date:	THE BANK OF NEW YORK MELLON, as Trustee

By:

[Signature Page to 2032 Notes Global Security No. [•]]

(Reverse of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities” and each, a “Security”) issued and to be issued in one or more series under and governed by the Senior Debt Securities Indenture, dated as of January 17, 2018 (as heretofore amended and supplemented, the “Base Indenture”), between the Company and The Bank of New York Mellon, London Branch, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture (as defined below)) as amended and supplemented by the Twenty-First Supplemental Indenture, dated as of February 24, 2026 (the “Twenty-First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), and reference is hereby made to the Indenture, the terms of which are incorporated herein by reference, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Insofar as the provisions of the Indenture may conflict with the provisions set forth in this Security, the Indenture shall control for purposes of this Security. All terms used in this Security that are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

This Security is one of the series designated on the face hereof, limited to an aggregate principal amount of $1,200,000,000, which amount may be increased at the option of the Company if in the future it determines that it may wish to sell additional Securities of this series. References herein to “this series” mean the series designated on the face hereof.

The provisions set forth in Section 10.04 of the Base Indenture are applicable to this Security. In addition, the Company agrees, to the extent the Company has actual knowledge of such information, to provide the Paying Agent with sufficient information about any modification to the terms of the Securities for the purposes of determining whether FATCA Withholding Tax applies to any payment of principal or interest on the Securities.

The Company may redeem the Securities pursuant to Section 2.04 of the Twenty-First Supplemental Indenture. The Company may also redeem the Securities pursuant to Section 11.09 of the Base Indenture and/or Section 2.05 of the Twenty-First Supplemental Indenture. Any redemption of Securities by the Company is subject to the notice period and provisions set forth in Sections 11.02 and 11.04 of the Base Indenture and in Section 2.06 of the Twenty-First Supplemental Indenture, and to the conditions set forth in Section 11.10 of the Base Indenture, as amended by the Twenty-First Supplemental Indenture.

The Company may repurchase the Securities pursuant to Section 11.12 of the Base Indenture, as amended by the Twenty-First Supplemental Indenture.

All authority conferred or agreed to be conferred by each Holder and Beneficial Owner pursuant to this Security, including the consents given by such Holder and Beneficial Owner, shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of such Holder and Beneficial Owner.

The Securities shall constitute the Company’s direct, unconditional, unsecured and unsubordinated obligations and shall rank as set forth in Section 2.01(k) of the Twenty-First Supplemental Indenture.

The Securities are subject to the waiver of set-off provisions set forth in Section 5.01(h) of the Base Indenture.

This Security is subject to the provisions regarding the U.K. Bail-in Power Acknowledgement set forth in Section 12.01 of the Base Indenture.

The Securities are subject to provisions set forth in Article 5 of the Base Indenture.

If a Winding-Up Event occurs, the outstanding principal amount of this Security, together with any accrued but unpaid interest thereon, shall become immediately due and payable, without the need of any further action on the part of the Trustee, the Holders or any other Person.

If a Non-Payment Event occurs, the Trustee may at its discretion, and without further notice to the Company, institute proceedings in England (or such other jurisdiction in which the Company may be organized) (but not elsewhere) for the winding-up of the Company and/or prove in a winding-up of the Company and/or claim in a liquidation or administration of the Company.

Subject to applicable law, no Holder of Securities may exercise, claim or plead any right of set-off, compensation, counterclaim, retention or netting in respect of any amount owed to it by the Company arising under, or in connection with, the Securities and each Holder of Securities shall, by virtue of its holding of any Securities (or any beneficial interest therein), be deemed, to the fullest extent permitted under applicable law, to have waived all such rights of set-off, compensation, counterclaim, retention and netting. Notwithstanding the foregoing, if any amounts due and payable to any Holder of this Security by the Company in respect of, or arising under, this Security are discharged by set-off, compensation, counterclaim, retention or netting, such Holder shall, subject to applicable law, immediately pay an amount equal to the amount of such discharge to the Company (or, in the event of its winding-up or administration, the liquidator or administrator of the Company, as the case may be) and, until such time as payment is made, shall hold an amount equal to such amount in trust for the Company (or the liquidator or administrator of the Company, as the case may be) and, accordingly, any such discharge shall be deemed not to have taken place. By its acquisition of the Securities, each Holder and Beneficial Owner agrees to be bound by these provisions relating to waiver of set-off, compensation, counterclaim, retention and netting.

The Indenture permits the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities to be affected under the Indenture as contemplated by Article 9 of the Base Indenture. To the extent required by the U.S. Trust Indenture Act of 1939, as amended, but otherwise notwithstanding any other provision in this Security, the Holder of this Security shall have the right to receive (subject to Section 3.07 of the Base Indenture) payment of any principal of, and interest on, this Security when due (or, in the case of redemption, on or after the Redemption Date), and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder or holder.

This Security, and any other Securities of this series and of like tenor, are issuable only in registered form without coupons in initial denominations of $200,000 and increments of $1,000 thereafter. The denominations cannot be changed without the consent of the Trustee. The provisions on registration, transfer and exchange of the Securities set forth in Section 3.05 of the Base Indenture are applicable to the Securities.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York, except for the waiver of set-off provisions referenced herein and set forth in Section 5.01(h) of the Base Indenture, which shall be governed by and construed in accordance with English law.

EXHIBIT C

Form of 2037 Note Global Security

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (OR ANY SUCCESSOR CLEARING SYSTEM) (“DTC”), TO BARCLAYS PLC, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

This Security is one of a duly authorized issue of securities of the Company (as defined below) (herein called the “Securities” and each, a “Security”) issued and to be issued in one or more series under and governed by the Senior Debt Securities Indenture, dated as of January 17, 2018 (as heretofore amended and supplemented, the “Base Indenture”), as amended and supplemented by the Twenty-First Supplemental Indenture, dated as of February 24, 2026 (the “Twenty-First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).

Notwithstanding and to the exclusion of any other term of the Securities or any other agreements, arrangements or understandings between the Company and any Holder or Beneficial Owner of the Securities or the Trustee on behalf of the Holders, by acquiring the Securities, each Holder and Beneficial Owner of the Securities acknowledges, accepts, agrees to be bound by, and consents to, the exercise of any U.K. Bail-in Power by the Relevant U.K. Resolution Authority (as those terms are defined in the Base Indenture) and the provisions set forth in Section 12.01 of the Base Indenture.

In accordance with Article 13 of the Base Indenture, each Holder and Beneficial Owner of the Securities that acquires the Securities in the secondary market shall be deemed to acknowledge, agree to be bound by, and consent to, the same provisions set forth in the Securities and the Indenture to the same extent as the Holders and Beneficial Owners of the Securities that acquire the Securities upon their initial issuance, including, without limitation, with respect to the acknowledgement and agreement to be bound by, and consent to, the terms of the Securities, including in relation to the provisions contained in Section 5.01(h) and Section 12.01 of the Base Indenture.

5.207% Fixed-to-Floating Rate Senior Callable Notes due 2037

No. 00[•]	$[•]

CUSIP NO. 06738E DK8

ISIN NO. US06738EDK82

COMMON CODE NO. 330518383

BARCLAYS PLC, a company duly incorporated and existing under the laws of England and Wales (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of US$[•] ([•]) on February 24, 2037 (the “Maturity Date”), except as otherwise provided herein, and to pay interest thereon, in accordance with the terms hereof. Interest shall accrue on this Security from February 24, 2026 (the “Issue Date”) or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, until the principal hereof is paid or made available for payment. From (and including) the Issue Date to (but excluding) February 24, 2036 (the “Par Redemption Date”) (the “Fixed Rate Period”), the Securities will bear interest at a rate of 5.207% per annum (the “Fixed Interest Rate”). During the Fixed Rate Period, interest will be payable semi-annually in arrear on February 24 and August 24 in each year, commencing on August 24, 2026 (each, a “Fixed Rate Period Interest Payment Date”). From (and including) the Par Redemption Date to (but excluding) the Maturity Date (the “Floating Rate Period”), interest will accrue on the Securities at a floating rate equal to the Benchmark (as defined below and such term being subject to the provisions of Annex I to the Twenty-First Supplemental Indenture) as determined on the applicable Interest Determination Date, plus 1.506% per annum (the “Margin”). During the Floating Rate Period, interest will be payable quarterly in arrear on May 24, 2036, August 24, 2036, November 24, 2036, and the Maturity Date (each, a “Floating Rate Period Interest Payment Date”, and any Floating Rate Period Interest Payment Date and Fixed Rate Period Interest Payment Date, an “Interest Payment Date”).

The “Benchmark” means, initially, Compounded Daily SOFR; provided that if a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Compounded Daily SOFR” means, in relation to a Floating Rate Interest Period, the rate of return of a daily compound interest investment (with SOFR as reference rate for the calculation of interest) during the related Observation Period and will be calculated by the Calculation Agent on the related Interest Determination Date as follows:

Where:

“d” means, in relation to any Observation Period, the number of calendar days in such Observation Period;

“d0” means, in relation to any Observation Period, the number of USGS Business Days in such Observation Period;

“i” means, in relation to any Observation Period, a series of whole numbers from one to d0, each representing the relevant USGS Business Day in chronological order from (and including) the first USGS Business Day in such Observation Period;

“ni” means, in relation to any USGS Business Day “i” in the relevant Observation Period, the number of calendar days from (and including) such USGS Business Day “i” up to (but excluding) the following USGS Business Day;

“Observation Period” means, in respect of each Floating Rate Interest Period, the period from (and including) the date which is two USGS Business Days prior to the first day of such Floating Rate Interest Period to (but excluding) the date which is two USGS Business Days prior to the applicable Interest Payment Date for such Floating Rate Interest Period; provided that the first Observation Period shall commence on (and include) the date which is two USGS Business Days prior to the relevant Par Redemption Date;

“SOFR” means, in relation to any day, the rate determined by the Calculation Agent in accordance with the following provisions:

(1) the daily Secured Overnight Financing Rate for trades made on such day, available at or around the Reference Time on the NY Federal Reserve’s Website;

(2) if the rate specified in (1) above is not available at or around the Reference Time for such day (and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred), the daily Secured Overnight Financing Rate in respect of the last USGS Business Day for which such rate was published on the NY Federal Reserve’s Website;

“SOFRi” means, in relation to any USGS Business Day “i” in the relevant Observation Period, SOFR in respect of such USGS Business Day; and

“USGS Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association or any successor thereto (“SIFMA”) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Notwithstanding clauses (1) and (2) of the definition of “SOFR” above, if the Company or its designee (in consultation with the Company) determines on or prior to the relevant Interest Determination Date that a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR, then the “Benchmark Transition Provisions” set forth in Annex I to the Twenty-First Supplemental Indenture will thereafter apply to all determinations of the rate of interest payable on the Securities during the Floating Rate Period.

In accordance with and subject to the Benchmark Transition Provisions, after a Benchmark Transition Event and related Benchmark Replacement Date have occurred, the amount of interest that will be payable on the Securities during each Floating Rate Interest Period will be determined by reference to a rate per annum equal to the Benchmark Replacement plus the Margin, provided that, if the Company or its designee (in consultation with the Company) are unable to or do not timely determine a Benchmark Replacement in accordance with the Benchmark Transition Provisions or if there is a Derecognition Risk, the interest rate for the related Floating Rate Interest Period will be equal to the interest rate in effect for the immediately preceding Floating Rate Interest Period, or in the case of the Interest

Determination Date prior to the first Floating Rate Period Interest Payment Date, the Fixed Interest Rate.

By its acquisition of the Securities, each Holder and Beneficial Owner (i) will acknowledge, accept, consent and agree to be bound by the Company’s or its designee’s determination of a Benchmark Transition Event, a Benchmark Replacement Date, the Benchmark Replacement, the Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes, including as may occur without any prior notice from the Company and without the need for the Company to obtain any further consent from such Holder and Beneficial Owner, (ii) will waive any and all claims, in law and/or in equity, against the Trustee, any paying agent and the Calculation Agent or the Company’s designee for, agree not to initiate a suit against the Trustee, any paying agent and the Calculation Agent or the Company’s designee in respect of, and agree that none of the Trustee, any paying agent or the Calculation Agent or the Company’s designee will be liable for, the determination of or the failure to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes, and any losses suffered in connection therewith and (iii) will agree that none of the Trustee, any paying agent or the Calculation Agent or the Company’s designee will have any obligation to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes (including any adjustments thereto), including in the event of any failure by the Company to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes.

Subject to the limitations specified on the reverse of this Security, interest on the Securities shall be computed and payable in arrear on the basis of a 360-day year of twelve 30-day months during the Fixed Rate Period and on the basis of the actual number of days in each Floating Rate Interest Period and a 360-day year during the Floating Rate Period.

The Calculation Agent, initially The Bank of New York Mellon (the “Calculation Agent”), will determine the Benchmark in any circumstance where the Calculation Agent is so required under the terms of the Securities and the Indenture, in accordance with the provisions set forth in Annex I to the Twenty-First Supplemental Indenture.

All calculations made by the Calculation Agent for the purposes of calculating the interest rate on the Securities shall be conclusive and binding on the Holders of the Securities, the Company and the Trustee, absent manifest error. None of the Company, the Calculation Agent, the Trustee or any paying agent shall be responsible for determining whether manifest error has occurred or any liability therefor.

If any scheduled Fixed Rate Period Interest Payment Date would fall on a day that is not a Business Day (as defined below), the Company will pay interest on the next succeeding Business Day, but interest on that payment will not accrue during the period from and after the scheduled Fixed Rate Period Interest Payment Date.

If any scheduled Floating Rate Period Interest Payment Date, other than the applicable Maturity Date, would fall on a day that is not a Business Day, such Floating Rate Period Interest Payment Date will be postponed to the next succeeding Business Day, except that if that Business Day falls in the next succeeding calendar month, the Floating Rate Period Interest Payment Date will be the immediately preceding Business Day.

If the Maturity Date or a date of redemption or repayment is not a Business Day, the payment of interest and principal and/or any amount payable upon redemption or repayment of the Securities will be made on the next succeeding Business Day, but interest on that payment will not accrue during the period from and after such Maturity Date or date of redemption or repayment. If the Securities are redeemed, unless the Company defaults on payment of the Redemption Price, interest will cease to accrue on the Redemption Date on the Securities called for redemption. A “Business Day” means any weekday, other than one on which banking institutions are authorized or obligated by law, regulation or executive order to close in London, England or in the City of New York, United States.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture, be paid to the Person in whose name the relevant Security (or any Predecessor Senior Debt Security) is registered at the close of business on the Regular Record Date for such interest.

No repayment of the principal amount of the Securities or payment of interest on the Securities shall become due and payable after the exercise of any U.K. Bail-in Power by the Relevant U.K. Resolution Authority, unless such repayment or payment would be permitted to be made by the Company under the laws and regulations of the United Kingdom and the European Union applicable to the Company.

Upon the exercise of the U.K. Bail-in Power by the Relevant U.K. Resolution Authority with respect to the Securities, the Company shall provide a written notice to DTC as soon as practicable regarding such exercise of the U.K. Bail-in Power for purposes of notifying holders of such occurrence. The Company shall also deliver a copy of such notice to the Trustee for information purposes. Any delay or failure by the Company in delivering any notice referred to in this paragraph shall not affect the validity and enforceability of the U.K. Bail-in Power.

Payments of principal of and interest, if any, on the Securities shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts and such payments shall be made through one or more Paying Agents appointed under the Indenture to the Holder or Holders of this Security. Initially, the Paying Agent for the Securities shall be The Bank of New York Mellon, London Branch, 160 Queen Victoria Street, London EC4V 4LA, United Kingdom and the Place of Payment in respect of the Securities shall be the Corporate Trust Office of the Trustee, which as of the date hereof is hereby designated for purposes of the Securities initially as the office or agency of the Trustee located at said address. Initially, the Senior Debt Security Registrar for the Securities shall be The Bank of New York Mellon SA/NV, Luxembourg Branch, 2-4 Rue Eugene Ruppert, Vertigo Building – Polaris, Luxembourg, 2453, Luxembourg (which location shall also be a Place of Payment for purposes of Section 3.05(a) of the Base Indenture). The Company at any time and from time to time may change the Paying Agent or, subject to Section 9.01 of the Base Indenture, the Place of Payment, and the Senior Debt Security Registrar without prior notice to the Holders of the Securities, and in such an event the Company may act as Paying Agent or Security Registrar. Payments of principal of and interest on the Securities shall be made by wire transfer of immediately available funds; provided, however, that in the case of payments of principal, this Security is first surrendered to the Paying Agent.

This Security shall be governed by and construed in accordance with the laws of the State of New York, except for the waiver of set-off provisions referenced herein and set forth in Section 5.01(h) of the Base Indenture, which shall be governed by and construed in accordance with English law.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture, as defined herein.

THIS SECURITY IS NOT A DEPOSIT LIABILITY OF BARCLAYS PLC AND IS NOT COVERED BY THE U.K. FINANCIAL SERVICES COMPENSATION SCHEME OR INSURED BY THE UNITED STATES FEDERAL DEPOSIT INSURANCE CORPORATION, THE CANADA DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OF THE UNITED STATES, THE UNITED KINGDOM, CANADA OR ANY OTHER JURISDICTION.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual, facsimile or electronic signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Date:	BARCLAYS PLC

By:
Name:
Title:

By:
Name:
Title:

Trustee’s Certificate of Authentication

This is one of the Securities of the series designated herein referred to in the Indenture.

Date:	THE BANK OF NEW YORK MELLON, as Trustee

By:

[Signature Page to 2037 Notes Global Security No. [•]]

(Reverse of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities” and each, a “Security”) issued and to be issued in one or more series under and governed by the Senior Debt Securities Indenture, dated as of January 17, 2018 (as heretofore amended and supplemented, the “Base Indenture”), between the Company and The Bank of New York Mellon, London Branch, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture (as defined below)) as amended and supplemented by the Twenty-First Supplemental Indenture, dated as of February 24, 2026 (the “Twenty-First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), and reference is hereby made to the Indenture, the terms of which are incorporated herein by reference, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Insofar as the provisions of the Indenture may conflict with the provisions set forth in this Security, the Indenture shall control for purposes of this Security. All terms used in this Security that are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

This Security is one of the series designated on the face hereof, limited to an aggregate principal amount of $1,500,000,000, which amount may be increased at the option of the Company if in the future it determines that it may wish to sell additional Securities of this series. References herein to “this series” mean the series designated on the face hereof.

The provisions set forth in Section 10.04 of the Base Indenture are applicable to this Security. In addition, the Company agrees, to the extent the Company has actual knowledge of such information, to provide the Paying Agent with sufficient information about any modification to the terms of the Securities for the purposes of determining whether FATCA Withholding Tax applies to any payment of principal or interest on the Securities.

The Company may redeem the Securities pursuant to Section 2.04 of the Twenty-First Supplemental Indenture. The Company may also redeem the Securities pursuant to Section 11.09 of the Base Indenture and/or Section 2.05 of the Twenty-First Supplemental Indenture. Any redemption of Securities by the Company is subject to the notice period and provisions set forth in Sections 11.02 and 11.04 of the Base Indenture and in Section 2.06 of the Twenty-First Supplemental Indenture, and to the conditions set forth in Section 11.10 of the Base Indenture, as amended by the Twenty-First Supplemental Indenture.

The Company may repurchase the Securities pursuant to Section 11.12 of the Base Indenture, as amended by the Twenty-First Supplemental Indenture.

All authority conferred or agreed to be conferred by each Holder and Beneficial Owner pursuant to this Security, including the consents given by such Holder and Beneficial Owner, shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of such Holder and Beneficial Owner.

The Securities shall constitute the Company’s direct, unconditional, unsecured and unsubordinated obligations and shall rank as set forth in Section 2.01(k) of the Twenty-First Supplemental Indenture.

The Securities are subject to the waiver of set-off provisions set forth in Section 5.01(h) of the Base Indenture.

This Security is subject to the provisions regarding the U.K. Bail-in Power Acknowledgement set forth in Section 12.01 of the Base Indenture.

The Securities are subject to provisions set forth in Article 5 of the Base Indenture.

If a Winding-Up Event occurs, the outstanding principal amount of this Security, together with any accrued but unpaid interest thereon, shall become immediately due and payable, without the need of any further action on the part of the Trustee, the Holders or any other Person.

If a Non-Payment Event occurs, the Trustee may at its discretion, and without further notice to the Company, institute proceedings in England (or such other jurisdiction in which the Company may be organized) (but not elsewhere) for the winding-up of the Company and/or prove in a winding-up of the Company and/or claim in a liquidation or administration of the Company.

Subject to applicable law, no Holder of Securities may exercise, claim or plead any right of set-off, compensation, counterclaim, retention or netting in respect of any amount owed to it by the Company arising under, or in connection with, the Securities and each Holder of Securities shall, by virtue of its holding of any Securities (or any beneficial interest therein), be deemed, to the fullest extent permitted under applicable law, to have waived all such rights of set-off, compensation, counterclaim, retention and netting. Notwithstanding the foregoing, if any amounts due and payable to any Holder of this Security by the Company in respect of, or arising under, this Security are discharged by set-off, compensation, counterclaim, retention or netting, such Holder shall, subject to applicable law, immediately pay an amount equal to the amount of such discharge to the Company (or, in the event of its winding-up or administration, the liquidator or administrator of the Company, as the case may be) and, until such time as payment is made, shall hold an amount equal to such amount in trust for the Company (or the liquidator or administrator of the Company, as the case may be) and, accordingly, any such discharge shall be deemed not to have taken place. By its acquisition of the Securities, each Holder and Beneficial Owner agrees to be bound by these provisions relating to waiver of set-off, compensation, counterclaim, retention and netting.

The Indenture permits the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities to be affected under the Indenture as contemplated by Article 9 of the Base Indenture. To the extent required by the U.S. Trust Indenture Act of 1939, as amended, but otherwise notwithstanding any other provision in this Security, the Holder of this Security shall have the right to receive (subject to Section 3.07 of the Base Indenture) payment of any principal of, and interest on, this Security when due (or, in the case of redemption, on or after the Redemption Date), and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder or holder.

This Security, and any other Securities of this series and of like tenor, are issuable only in registered form without coupons in initial denominations of $200,000 and increments of $1,000 thereafter. The denominations cannot be changed without the consent of the Trustee. The provisions on registration, transfer and exchange of the Securities set forth in Section 3.05 of the Base Indenture are applicable to the Securities.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York, except for the waiver of set-off provisions referenced herein and set forth in Section 5.01(h) of the Base Indenture, which shall be governed by and construed in accordance with English law.

EXHIBIT D

Form of Floating Rate Note Global Security

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (OR ANY SUCCESSOR CLEARING SYSTEM) (“DTC”), TO BARCLAYS PLC, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

This Security is one of a duly authorized issue of securities of the Company (as defined below) (herein called the “Securities” and each, a “Security”) issued and to be issued in one or more series under and governed by the Senior Debt Securities Indenture, dated as of January 17, 2018 (as heretofore amended and supplemented, the “Base Indenture”), as amended and supplemented by the Twenty-First Supplemental Indenture, dated as of February 24, 2026 (the “Twenty-First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).

Notwithstanding and to the exclusion of any other term of the Securities or any other agreements, arrangements or understandings between the Company and any Holder or Beneficial Owner of the Securities or the Trustee on behalf of the Holders, by acquiring the Securities, each Holder and Beneficial Owner of the Securities acknowledges, accepts, agrees to be bound by, and consents to, the exercise of any U.K. Bail-in Power by the Relevant U.K. Resolution Authority (as those terms are defined in the Base Indenture) and the provisions set forth in Section 12.01 of the Base Indenture.

In accordance with Article 13 of the Base Indenture, each Holder and Beneficial Owner of the Securities that acquires the Securities in the secondary market shall be deemed to acknowledge, agree to be bound by, and consent to, the same provisions set forth in the Securities and the Indenture to the same extent as the Holders and Beneficial Owners of the Securities that acquire the Securities upon their initial issuance, including, without limitation, with respect to the acknowledgement and agreement to be bound by, and consent to, the terms of the Securities, including in relation to the provisions contained in Section 5.01(h) and Section 12.01 of the Base Indenture.

Floating Rate Senior Callable Notes due 2030

No. 00[•]	$[•]

CUSIP NO. 06738E DH5
ISIN NO. US06738EDH53
COMMON CODE NO. 330517689

BARCLAYS PLC, a company duly incorporated and existing under the laws of England and Wales (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of US$[•] ([•]) on May 24, 2030 (the “Maturity Date”), except as otherwise provided herein, and to pay interest thereon, in accordance with the terms hereof. Interest shall accrue on this Security from February 24, 2026 (the “Issue Date”) or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, until the principal hereof is paid or made available for payment. From (and including) the Issue Date, interest will accrue on the Securities at a floating rate equal to the Benchmark (as defined below and such term being subject to the provisions of Annex I to the Twenty-First Supplemental Indenture) as determined on the applicable Interest Determination Date, plus 0.930% per annum (the “Margin”). Each interest period on this Security will begin on (and include) an Interest Payment Date (as defined below) and end on (but exclude) the next succeeding Interest Payment Date (each, an “Interest Period”); provided that the first Interest Period will begin on (and include) the Issue Date and will end on (but exclude) May 24, 2026. Interest will be payable quarterly in arrear on February 24, May 24, August 24 and November 24 each year (each, an “Interest Payment Date”), commencing on May 24, 2026 and ending on the Maturity Date.

The “Benchmark” means, initially, Compounded Daily SOFR; provided that if a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Compounded Daily SOFR” means, in relation to an Interest Period, the rate of return of a daily compound interest investment (with SOFR as reference rate for the calculation of interest) during the related Observation Period and will be calculated by the Calculation Agent on the related Interest Determination Date as follows:

Where:

“d” means, in relation to any Observation Period, the number of calendar days in such Observation Period;

“d0” means, in relation to any Observation Period, the number of USGS Business Days in such Observation Period;

“i” means, in relation to any Observation Period, a series of whole numbers from one to d0, each representing the relevant USGS Business Day in chronological order from (and including) the first USGS Business Day in such Observation Period;

“ni” means, in relation to any USGS Business Day “i” in the relevant Observation Period, the number of calendar days from (and including) such USGS Business Day “i” up to (but excluding) the following USGS Business Day;

“Observation Period” means, in respect of each Interest Period, the period from (and including) the date which is two USGS Business Days prior to the first day of such Interest Period to (but excluding) the date which is two USGS Business Days prior to the applicable Interest Payment Date for such Interest Period; provided that the first Observation Period shall commence on (and include) the date which is two USGS Business Days prior to the Issue Date;

“SOFR” means, in relation to any day, the rate determined by the Calculation Agent in accordance with the following provisions:

(1) the daily Secured Overnight Financing Rate for trades made on such day, available at or around the Reference Time on the NY Federal Reserve’s Website;

(2) if the rate specified in (1) above is not available at or around the Reference Time for such day (and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred), the daily Secured Overnight Financing Rate in respect of the last USGS Business Day for which such rate was published on the NY Federal Reserve’s Website;

“SOFRi” means, in relation to any USGS Business Day “i” in the relevant Observation Period, SOFR in respect of such USGS Business Day; and

“USGS Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association or any successor thereto (“SIFMA”) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Notwithstanding clauses (1) and (2) of the definition of “SOFR” above, if the Company or its designee (in consultation with the Company) determines on or prior to the relevant Interest Determination Date that a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR, then the “Benchmark Transition Provisions” set forth in Annex I to the Twenty-First Supplemental Indenture will thereafter apply to all determinations of the rate of interest payable on the Securities.

In accordance with and subject to the Benchmark Transition Provisions, after a Benchmark Transition Event and related Benchmark Replacement Date have occurred, the amount of interest that will be payable on the Securities during each Interest Period will be determined by reference to a rate per annum equal to the Benchmark Replacement plus the Margin, provided that, if the Company or its designee (in consultation with the Company) are unable to or do not timely determine a Benchmark Replacement in accordance with the Benchmark Transition Provisions or if there is a Derecognition Risk, the interest rate for the related Interest Period will be equal to the interest rate in effect for the immediately preceding Interest Period, or in the case of the Interest Determination Date prior to the first Interest Payment Date, the initial rate of interest which would have been applicable for the first Interest

Period had the Securities been outstanding for a period equal in duration to the scheduled first Interest Period but ending on (and excluding) the Issue Date (and applying the Margin).

By its acquisition of the Securities, each Holder and Beneficial Owner (i) will acknowledge, accept, consent and agree to be bound by the Company’s or its designee’s determination of a Benchmark Transition Event, a Benchmark Replacement Date, the Benchmark Replacement, the Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes, including as may occur without any prior notice from the Company and without the need for the Company to obtain any further consent from such Holder and Beneficial Owner, (ii) will waive any and all claims, in law and/or in equity, against the Trustee, any paying agent and the Calculation Agent or the Company’s designee for, agree not to initiate a suit against the Trustee, any paying agent and the Calculation Agent or the Company’s designee in respect of, and agree that none of the Trustee, any paying agent or the Calculation Agent or the Company’s designee will be liable for, the determination of or the failure to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes, and any losses suffered in connection therewith and (iii) will agree that none of the Trustee, any paying agent or the Calculation Agent or the Company’s designee will have any obligation to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes (including any adjustments thereto), including in the event of any failure by the Company to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes.

Subject to the limitations specified on the reverse of this Security, interest on the Securities shall be computed and payable in arrear on the basis of the actual number of days in each Interest Period and a 360-day year.

The Calculation Agent, initially The Bank of New York Mellon (the “Calculation Agent”), will determine the Benchmark in any circumstance where the Calculation Agent is so required under the terms of the Securities and the Indenture, in accordance with the provisions set forth in Annex I to the Twenty-First Supplemental Indenture.

All calculations made by the Calculation Agent for the purposes of calculating the interest rate on the Securities shall be conclusive and binding on the Holders of the Securities, the Company and the Trustee, absent manifest error. None of the Company, the Calculation Agent, the Trustee or any paying agent shall be responsible for determining whether manifest error has occurred or any liability therefor.

If any scheduled Interest Payment Date, other than the applicable Maturity Date, would fall on a day that is not a Business Day, such Interest Payment Date will be postponed to the next succeeding Business Day, except that if that Business Day falls in the next succeeding calendar month, the Interest Payment Date will be the immediately preceding Business Day.

If the Maturity Date or a date of redemption or repayment is not a Business Day, the payment of interest and principal and/or any amount payable upon redemption or repayment of the Securities will be made on the next succeeding Business Day, but interest on that payment will not accrue during the period from and after such Maturity Date or date of redemption or repayment. If the Securities are redeemed, unless the Company defaults on payment of the Redemption Price, interest will cease to accrue on the Redemption Date on the Securities called for redemption. A “Business Day” means any weekday, other than one on which banking institutions are authorized or obligated by law, regulation or executive order to close in London, England or in the City of New York, United States.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture, be paid to the Person in whose name the relevant Security (or any Predecessor Senior Debt Security) is registered at the close of business on the Regular Record Date for such interest.

No repayment of the principal amount of the Securities or payment of interest on the Securities shall become due and payable after the exercise of any U.K. Bail-in Power by the Relevant U.K. Resolution Authority, unless such repayment or payment would be permitted to be made by the Company under the laws and regulations of the United Kingdom and the European Union applicable to the Company.

Upon the exercise of the U.K. Bail-in Power by the Relevant U.K. Resolution Authority with respect to the Securities, the Company shall provide a written notice to DTC as soon as practicable regarding such exercise of the U.K. Bail-in Power for purposes of notifying holders of such occurrence. The Company shall also deliver a copy of such notice to the Trustee for information purposes. Any delay or failure by the Company in delivering any notice referred to in this paragraph shall not affect the validity and enforceability of the U.K. Bail-in Power.

Payments of principal of and interest, if any, on the Securities shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts and such payments shall be made through one or more Paying Agents appointed under the Indenture to the Holder or Holders of this Security. Initially, the Paying Agent for the Securities shall be The Bank of New York Mellon, London Branch, 160 Queen Victoria Street, London EC4V 4LA, United Kingdom and the Place of Payment in respect of the Securities shall be the Corporate Trust Office of the Trustee, which as of the date hereof is hereby designated for purposes of the Securities initially as the office or agency of the Trustee located at said address. Initially, the Senior Debt Security Registrar for the Securities shall be The Bank of New York Mellon SA/NV, Luxembourg Branch, 2-4 Rue Eugene Ruppert, Vertigo Building – Polaris, Luxembourg, 2453, Luxembourg (which location shall also be a Place of Payment for purposes of Section 3.05(a) of the Base Indenture). The Company at any time and from time to time may change the Paying Agent or, subject to Section 9.01 of the Base Indenture, the Place of Payment, and the Senior Debt Security Registrar without prior notice to the Holders of the Securities, and in such an event the Company may act as Paying Agent or Security Registrar. Payments of principal of and interest on the Securities shall be made by wire transfer of immediately available funds; provided, however, that in the case of payments of principal, this Security is first surrendered to the Paying Agent.

This Security shall be governed by and construed in accordance with the laws of the State of New York, except for the waiver of set-off provisions referenced herein and set forth in Section 5.01(h) of the Base Indenture, which shall be governed by and construed in accordance with English law.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture, as defined herein.

THIS SECURITY IS NOT A DEPOSIT LIABILITY OF BARCLAYS PLC AND IS NOT COVERED BY THE U.K. FINANCIAL SERVICES COMPENSATION SCHEME OR INSURED BY THE UNITED STATES FEDERAL DEPOSIT INSURANCE CORPORATION, THE CANADA DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OF THE UNITED STATES, THE UNITED KINGDOM, CANADA OR ANY OTHER JURISDICTION.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual, facsimile or electronic signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Date:	BARCLAYS PLC

By:
Name:
Title:

By:
Name:
Title:

Trustee’s Certificate of Authentication

This is one of the Securities of the series designated herein referred to in the Indenture.

Date:	THE BANK OF NEW YORK MELLON, as Trustee

By:

[Signature Page to Floating Rate Notes Global Security No. [•]]

(Reverse of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities” and each, a “Security”) issued and to be issued in one or more series under and governed by the Senior Debt Securities Indenture, dated as of January 17, 2018 (as heretofore amended and supplemented, the “Base Indenture”), between the Company and The Bank of New York Mellon, London Branch, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture (as defined below)) as amended and supplemented by the Twenty-First Supplemental Indenture, dated as of February 24, 2026 (the “Twenty-First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), and reference is hereby made to the Indenture, the terms of which are incorporated herein by reference, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Insofar as the provisions of the Indenture may conflict with the provisions set forth in this Security, the Indenture shall control for purposes of this Security. All terms used in this Security that are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

This Security is one of the series designated on the face hereof, limited to an aggregate principal amount of $300,000,000, which amount may be increased at the option of the Company if in the future it determines that it may wish to sell additional Securities of this series. References herein to “this series” mean the series designated on the face hereof.

The provisions set forth in Section 10.04 of the Base Indenture are applicable to this Security. In addition, the Company agrees, to the extent the Company has actual knowledge of such information, to provide the Paying Agent with sufficient information about any modification to the terms of the Securities for the purposes of determining whether FATCA Withholding Tax applies to any payment of principal or interest on the Securities.

The Company may redeem the Securities pursuant to Section 2.04 of the Twenty-First Supplemental Indenture. The Company may also redeem the Securities pursuant to Section 11.09 of the Base Indenture and/or Section 2.05 of the Twenty-First Supplemental Indenture. Any redemption of Securities by the Company is subject to the notice period and provisions set forth in Sections 11.02 and 11.04 of the Base Indenture and in Section 2.06 of the Twenty-First Supplemental Indenture, and to the conditions set forth in Section 11.10 of the Base Indenture, as amended by the Twenty-First Supplemental Indenture.

The Company may repurchase the Securities pursuant to Section 11.12 of the Base Indenture, as amended by the Twenty-First Supplemental Indenture.

All authority conferred or agreed to be conferred by each Holder and Beneficial Owner pursuant to this Security, including the consents given by such Holder and Beneficial Owner, shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of such Holder and Beneficial Owner.

The Securities shall constitute the Company’s direct, unconditional, unsecured and unsubordinated obligations and shall rank as set forth in Section 2.01(k) of the Twenty-First Supplemental Indenture.

The Securities are subject to the waiver of set-off provisions set forth in Section 5.01(h) of the Base Indenture.

This Security is subject to the provisions regarding the U.K. Bail-in Power Acknowledgement set forth in Section 12.01 of the Base Indenture.

The Securities are subject to provisions set forth in Article 5 of the Base Indenture.

If a Winding-Up Event occurs, the outstanding principal amount of this Security, together with any accrued but unpaid interest thereon, shall become immediately due and payable, without the need of any further action on the part of the Trustee, the Holders or any other Person.

If a Non-Payment Event occurs, the Trustee may at its discretion, and without further notice to the Company, institute proceedings in England (or such other jurisdiction in which the Company may be organized) (but not elsewhere) for the winding-up of the Company and/or prove in a winding-up of the Company and/or claim in a liquidation or administration of the Company.

Subject to applicable law, no Holder of Securities may exercise, claim or plead any right of set-off, compensation, counterclaim, retention or netting in respect of any amount owed to it by the Company arising under, or in connection with, the Securities and each Holder of Securities shall, by virtue of its holding of any Securities (or any beneficial interest therein), be deemed, to the fullest extent permitted under applicable law, to have waived all such rights of set-off, compensation, counterclaim, retention and netting. Notwithstanding the foregoing, if any amounts due and payable to any Holder of this Security by the Company in respect of, or arising under, this Security are discharged by set-off, compensation, counterclaim, retention or netting, such Holder shall, subject to applicable law, immediately pay an amount equal to the amount of such discharge to the Company (or, in the event of its winding-up or administration, the liquidator or administrator of the Company, as the case may be) and, until such time as payment is made, shall hold an amount equal to such amount in trust for the Company (or the liquidator or administrator of the Company, as the case may be) and, accordingly, any such discharge shall be deemed not to have taken place. By its acquisition of the Securities, each Holder and Beneficial Owner agrees to be bound by these provisions relating to waiver of set-off, compensation, counterclaim, retention and netting.

The Indenture permits the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities to be affected under the Indenture as contemplated by Article 9 of the Base Indenture. To the extent required by the U.S. Trust Indenture Act of 1939, as amended, but otherwise notwithstanding any other provision in this Security, the Holder of this Security shall have the right to receive (subject to Section 3.07 of the Base Indenture) payment of any principal of, and interest on, this Security when due (or, in the case of redemption, on or after the Redemption Date), and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder or holder.

This Security, and any other Securities of this series and of like tenor, are issuable only in registered form without coupons in initial denominations of $200,000 and increments of $1,000 thereafter. The denominations cannot be changed without the consent of the Trustee. The provisions on registration, transfer and exchange of the Securities set forth in Section 3.05 of the Base Indenture are applicable to the Securities.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York, except for the waiver of set-off provisions referenced herein and set forth in Section 5.01(h) of the Base Indenture, which shall be governed by and construed in accordance with English law.